[front cover]                                                 NOVEMBER 30, 1998

ANNUAL REPORT
----------------
AMERICAN CENTURY

             [graphic of spinning globe, currency, and Kevin Lewis and Cindy Brown, of American Century, pointing at a computer monitor]

TWENTIETH CENTURY GROUP
------------------------
INTERNATIONAL GROWTH

INTERNATIONAL DISCOVERY

EMERGING MARKETS
                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

AMERICAN CENTURY BROKERAGE
--------------------------------------------------------------------------------

We're pleased to introduce American Century's new brokerage service, which offers a wide range of investment options and features:

* FundChoice Service--Invest in over 8,000 no-load and load mutual funds from hundreds of different fund companies, many with no transaction fees

* Buy individual stocks and bonds

* 24-hour Internet and automated phone trades are just $24.95 for up to 1,000 shares of stock, and 2 cents per share thereafter

* Strong research capability

    * Build and track model portfolios

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    * Check free Standard & Poor's stock reports

    * Access Wall Street on Demand(tm), a research service with more than 500,000 reports on industry trends, corporate earnings, and mutual fund analysis

* Track your brokerage account on one easy-to-read statement

* Unlimited check writing and a Gold MasterCard(reg.tm) ATM/debit card with an American Century Brokerage Access AccountSM (minimum $10,000)

To talk with a Brokerage Associate, call 1-888-345-2071.

 WHAT'S NEW . . .

               AMERICAN  CENTURY  CATALOG OF TOOLS & SERVICES lists all the free
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               We now have FOUR-PAGE PROFILES of many of our funds. The profiles follow a standard SEC format and are intended to allow investors to compare funds easily. You can request a profile or the full prospectus. Full prospectuses contain more detailed fund information and you will continue to receive one after investing.

               In 1999, we will provide SIMPLIFIED PROSPECTUSES that highlight important information about our funds, including fees and expenses. More detailed data will be in the Statement of Additional Information.

               To order any of these materials, please call 1-800-345-2021.

On the Cover:

Kevin  Lewis  and  Cindy  Brown  are part of the  investment  group at  American
Century.

[left margin]

TWENTIETH CENTURY GROUP
INTERNATIONAL GROWTH
(TWIEX)
-------------------------------------------------------------------------------
TWENTIETH CENTURY GROUP
INTERNATIONAL DISCOVERY
(TWEGX)
-------------------------------------------------------------------------------
TWENTIETH CENTURY GROUP
EMERGING MARKETS
(TWMIX)
-------------------------------------------------------------------------------


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The twelve months ended November 30, 1998, was an eventful period in global equity markets. Weakening financial conditions brought on by problems in Asia, Russia, and Latin America threatened to apply the brakes to global economic growth. This led to significant stock market volatility and a dramatic decline in interest rates in industrialized countries. Once again, the more-established markets of Europe outperformed the less-established emerging markets.

     American Century's international funds performed well in this difficult environment, either beating or nearly matching their benchmark indices. Our disciplined focus on earnings growth continued to direct our international investment team toward companies with strong competitive prospects in stable markets.

     Even in the uncertain markets of emerging economies, our team was able to find individual companies that we believe have sustainable earnings growth. Their stock was often available at very attractive prices. As emerging markets recover, we believe these companies should be positioned for a vigorous rebound.

     The psychology of many international investors is still very skittish, however. Given the gains in both foreign and domestic equity markets over the last several years, it is understandable that investors--especially those who are new to foreign markets--might find the broad price swings we've seen in 1998 stressful. In our experience, these fluctuations are an inevitable, even necessary, part of the investment process. They often set the stage for further advances. But whatever a market's direction, it does not pay to get caught up in its excesses, whether overly optimistic or overly pessimistic. If you have an investment plan, stay with it. If you don't have a plan, this might be a good time to develop one.

     Another situation we've been watching closely is preparation of the world's computer systems for the year 2000. At American Century, we're devoting substantial resources to this endeavor. Throughout 1999, our technology team will be extensively testing our systems, including those involved with fund performance and dividend payments.

     As we close 1998, the year that marks our 40th anniversary, we wish to thank you for your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                   /s/James E. Stowers III
James E. Stowers, Jr.                      James E. Stowers III
Chairman of the Board and Founder          Chief Executive Officer

[right margin]

        Table of Contents
   Report Highlights ............    2
   Market Perspective ...........    3
INTERNATIONAL GROWTH
   Performance Information ......    5
   Management Q&A ...............    6
   Schedule of Investments ......    9
   Financial Highlights .........   39
INTERNATIONAL DISCOVERY
   Performance Information ......   14
   Management Q&A ...............   15
   Schedule of Investments ......   18
   Financial Highlights .........   42
EMERGING MARKETS
   Performance Information ......   23
   Management Q&A ...............   24
   Schedule of Investments ......   27
   Financial Highlights .........   45
FINANCIAL STATEMENTS
   Statements of Assets and
   Liabilities ..................   31
   Statements of Operations .....   32
   Statements of Changes
   in Net Assets ................   33
   Notes to Financial
   Statements ...................   34
   Independent Auditors'
   Report .......................   46
OTHER INFORMATION
   Share Class and Retirement
   Account Information ..........   47
   Background Information
      Investment Philosophy
   and Policies .................   48
      How Currency Returns Affect
   Fund Performance .............   48
      Comparative Indices .......   48
      Portfolio Managers ........   48
   Glossary .....................   49


                                                       www.americancentury.com 1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* During our international funds' fiscal year, which ended November 30, 1998, financial markets in emerging economies continued to underperform the markets of large, mature economies.

* As a result of huge loans to troubled emerging economies, Europe and the United States still appeared vulnerable to the "Asian contagion."

* There is currently too much excess manufacturing capacity globally. Even when overcapacity dissipates as the world's depressed economies begin to grow again, it is unlikely global financial markets will move in lockstep. The world's geopolitics are simply too diverse.

*   Europe    is   now    the    headquarters    of   some    unique    industry
    franchises--high-quality   companies   with   products   and  market   share
    unavailable here in the United States.

INTERNATIONAL GROWTH

* International Growth's Investor Class shares posted a healthy return for the year ended November 30, 1998. The fund outperformed its benchmark, the Morgan Stanley Capital International EAFE Index, as well as most foreign stock funds.

* Fund performance benefited from holdings in pharmaceutical companies, banks and financial services firms, machinery and equipment companies, and software and insurance firms. Many of these top-performing companies were located in Europe.

* Other top-performers included communications-related companies Nokia, Vodafone Group, Telefonica SA and Telecom Italia SPA. All are benefiting from the rapid expansion of and demand for telecommunications services taking place across Europe.

*    International   Growth's   worst-performing   sectors  for  the  year  were
     electronic components, autos and auto parts businesses, airlines, and energy services and exploration companies.

INTERNATIONAL DISCOVERY

* International Discovery trailed its benchmark, but outperformed most of its peers.

* Fund performance was constrained by holdings in Brazil, Thailand, Israel, Sweden and Japan.

* Most of the fund's worst-performing companies suffered as a result of global economic turmoil rather than weaknesses in their fundamental operations or business.

* Financial services stocks were among the fund's largest holdings and also its top contributors to performance.

* The third-quarter correction provided an opportunity to add to our fastest and most consistently growing holdings and to diversify slightly more into Asian companies.

EMERGING MARKETS

* Emerging Markets had a loss for its fiscal year, but performed much better than its benchmark index.

* The fund's strong relative performance was largely the result of our bottom-up investment approach and disciplined focus on earnings growth.

* Performance was helped by holdings in banks, computer software companies and electronic components manufacturers.

* We increased positions in several countries in Southeast Asia, where the investing environment has improved. Holdings in Israel and Mexico were reduced.

[left margin]

                        INTERNATIONAL GROWTH (TWIEX)(1)
TOTAL RETURNS:                                        AS OF 11/30/98
    6 Months                                             -9.22%(2)
    1 Year                                               16.74%
NET ASSETS:                                            $2.4 billion
INCEPTION DATE:                                          5/9/91

                      INTERNATIONAL DISCOVERY (TWEGX)(1)
TOTAL RETURNS:                                        AS OF 11/30/98
    6 Months                                            -14.29%(2)
    1 Year                                               14.79%
NET ASSETS:                                          $781.6 million
INCEPTION DATE:                                          4/1/94

                           EMERGING MARKETS (TWMIX)
TOTAL RETURNS:                                        AS OF 11/30/98
    6 Months                                            -17.88%(2)
    1 Year                                              -15.90%
NET ASSETS:                                           $21.1 million
INCEPTION DATE:                                          9/30/97

(1)       Investor Class.
(2)       Not annualized.

Investment terms are defined in the Glossary on page 49.


2   1-800-345-2021

Market Perspective from Robert C. Puff, Jr.
--------------------------------------------------------------------------------

[photo of Robert C. Puff, Jr.]

Robert C. Puff, Jr., Chief Investment Officer of American Century Investment Management

HOW THE MARKETS PERFORMED

     During our international funds' fiscal year, which ended November 30, 1998, financial markets in emerging economies continued to underperform. However, the equity markets of large, mature foreign economies tended to track our domestic markets. The S&P 500 Index, a benchmark for large stocks here in the United States, peaked July 17 and then dropped nearly 20% over the next six weeks. The Morgan Stanley Capital International EAFE Index (EAFE), which represents world markets outside the U.S. and Latin America, peaked in July as well, and was also down almost 20% at the end of September.

     EAFE bounced back in October and November and finished the November year with a gain of 16.45%. In contrast, the Morgan Stanley Emerging Markets Free Index lost 22.42% for the year. This performance disparity was also evident in the second half of the year (June-November). Despite the extreme volatility that characterized the last six months, EAFE managed a slight gain of 0.34%, but the Emerging Markets Free Index lost 16.42%. This index suffered from weakness in Russia and the developing economies of Eastern Europe and Latin America. EAFE was buoyed by European markets which rallied along with the U.S. The chart on this page provides results from the various regions.

PUSHING ON A STRING

     One irony of global commerce is that competitors are also customers. In fact, unprecedented efforts by the International Monetary Fund (IMF) and governments in Europe, the Americas, and Asia to bail out their flagging competitors were, as well, attempts to keep the global consumer base intact. By lending generously to their global neighbors, healthy economies hoped to inoculate themselves against the Asian, and later the Russian and Brazilian, "flu."

     Despite huge loans to these troubled economies, Europe and the United States still appeared vulnerable to the "Asian contagion." The United Kingdom has, in fact, slipped into a recession, even though it reduced interest rates and is benefiting from the orchestrated decline of rates throughout Europe, where the European Monetary Union kicked off January 1. In the U.S., the Federal Reserve Board lowered rates three times beginning September 30 -- its first such moves since 1995 -- and many foreign markets rallied as a result. But it is still uncertain how much effect these rate reductions will have.

     There is, quite frankly, too much of almost everything. For example, the global production capacity for automobiles is roughly 28-29 million per year, or about 50% higher than demand. Much the same is true for key commodities, including basic foodstuffs, steel, petrochemicals, and energy. Too much manufacturing capacity, combined with global competition, has eliminated pricing flexibility from the marketplace and contributed to low inflation worldwide. Lower interest rates may help the situation, but it is questionable

[right margin]

"One irony of global commerce is that  competitors are  also customers."

MARKET RETURNS
FOR THE YEAR ENDED NOVEMBER 30, 1998

MSCI EUROPE                   27.65%
MSCI FAR EAST                 -5.76%
S&P 500                       23.66%

Source: Lipper, Inc.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED NOVEMBER 30, 1998

[mountain chart -- data below]

             S&P 500 Index   MSCI Europe Index   MSCI Far East Index
11/30/97         $1.00            $1.00                $1.00
12/31/97         $1.02            $1.04                $0.95
 1/31/98         $1.03            $1.08                $1.00
 2/28/98         $1.10            $1.16                $1.04
 3/31/98         $1.16            $1.25                $0.98
 4/30/98         $1.17            $1.27                $0.96
 5/31/98         $1.15            $1.30                $0.89
 6/30/98         $1.20            $1.31                $0.89
 7/31/98         $1.18            $1.34                $0.87
 8/31/98         $1.01            $1.17                $0.77
 9/30/98         $1.08            $1.12                $0.76
10/31/98         $1.17            $1.21                $0.90
11/30/98         $1.24            $1.28                $0.94


                                                    www.americancentury.com   3


Market Perspective from Robert C. Puff, Jr.
--------------------------------------------------------------------------------
                                                                    (Continued)

as to whether they will have much impact on demand in the near future.

     Lowering rates at this stage is, in effect, like pushing on a string. In mature economies, many consumers already have all they need; lower rates won't necessarily induce them to buy more.

     At some point, of course, overcapacity will dissipate as the world's depressed economies begin to grow again. There are already signs, for example, of a more responsible approach to the Japanese banking and economic crises, as well as indications of renewed growth in Korea and Thailand. But in the current environment, deflation remains a threat, and countries including the United States may be tempted to fall into the trap of protectionism. U.S. manufacturers have already petitioned for tariffs to counteract the dumping of steel and wheat by foreign producers. Globally, trade with Asia is largely one-way; ships arrive full from the Far East, but travel empty on the return trip. For now, most Asian consumers aren't buying.

CONTRAST AND CONVERGENCE

     In many respects, global citizens have more and more in common with each other and are more economically interdependent. Increasingly, we have the same media exposure. More of the world's economic activities are orchestrated, as evidenced in the current crises, where larger, more-established governments have stepped in to provide loans to ailing financial systems. Before it defaulted on its debt, even Russia borrowed money from the IMF and Japan.

     There is, as well, the bipartisan effort on the part of Europe and the United States to help solve Japan's economic problems so that Asia, in turn, can recover. Many Japanese banks are buried under non-performing loans, many of which were taken out over a decade ago to purchase real estate and stocks at inflated prices. The Japanese government has been subsidizing these loan portfolios for years, which has served to prolong the country's recession. The Japanese tend to be gradualists, however, so it will probably still take time to get the economy moving again. Japan's recent tax cuts and its efforts to stabilize the banking system are steps in the right direction.

A NEW DISCIPLINE IN EUROPE

     The European Monetary Union will bring together an unusual collection of countries. Only a few years ago, Italian inflation was in double digits, while German tax rates were so high that companies were loath to show a profit. Now merger and acquisition activity in Europe is rolling right along as companies seek to broaden their base, take advantage of economies of scale, and compete globally. The environment is similar to that of the United States in the late ' 80s.

     Europe is also the headquarters of some unique industry franchises--high-quality companies with products and market share unavailable here in the United States -- for example, companies like Daimler-Chrysler and SAP, the premiere provider of business management software. Not so long ago, it was difficult to buy stock in European companies of this quality. Now it is relatively easy.

     From that perspective, economic convergence is a highly desirable trend.

[left margin]

"At some point, of course, overcapacity will dissipate as the world's depressed economies begin to grow again."

"In many respects, global citizens have more and more in common with each other and are more economically interdependent."


4   1-800-345-2021


International Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 1998

         INVESTOR CLASS (INCEPTION 5/9/91)  ADVISOR CLASS (INCEPTION 10/2/96)  INSTITUTIONAL CLASS (INCEPTION 11/20/97)
   INTERNATIONAL GROWTH  MSCI EAFE(reg.tm)   INTERNATIONAL GROWTH  MSCI EAFE(reg.tm)   INTERNATIONAL GROWTH  MSCI AFE(reg.tm)
-----------------------------------------------------------------------------------------------------------------------------
6 MONTHS(1)...-9.22%       0.34%                 -9.23%             0.34%                 -9.02%                0.34%
1 YEAR .......16.74%      16.45%                 16.58%            16.45%                 17.14%               16.45%
-----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
-----------------------------------------------------------------------------------------------------------------------------
3 YEARS ......17.07%       9.03%                   --                --                     --                   --
5 YEARS ......12.76%       9.87%                   --                --                     --                   --
LIFE OF FUND..14.13%       7.98%(2)              17.84%             9.41%(3)              16.15%               16.45%(4)

(1) Returns for periods less than one year are not annualized.

(2) Return from 5/31/91, the nearest date for which data are available.

(3) Return from 10/31/96, the nearest date for which data are available.

(4) Return from 11/30/97, the nearest date for which data are available.

See pages 47, 48 and 49 for information about share classes, MSCI EAFE(reg.tm) and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

[mountain chart -- data below]

Value on 11/30/98
Int'l Growth   $26,638
MSCI EAFE      $17,784

          Int'l Growth       MSCI EAFE
Date         Value             Value
 5/31/91    $10,000           $10,000
 6/30/91     $9,596            $9,265
 9/30/91    $10,230           $10,059
12/31/91    $10,802           $10,228
 3/31/92    $11,418            $9,014
 6/30/92    $12,111            $9,204
 9/30/92    $11,611            $9,343
12/31/92    $11,325            $8,982
 3/31/93    $12,300           $10,059
 6/30/93    $12,818           $11,071
 9/30/93    $13,654           $11,805
12/31/93    $16,155           $11,907
 3/31/94    $15,567           $12,324
 6/30/94    $15,777           $12,954
 9/30/94    $16,344           $12,966
12/31/94    $15,386           $12,834
 3/31/95    $14,878           $13,073
 6/30/95    $15,740           $13,168
 9/30/95    $16,580           $13,717
12/31/95    $17,215           $14,273
 3/31/96    $17,613           $14,686
 6/30/96    $18,453           $14,918
 9/30/96    $18,497           $14,898
12/31/96    $19,698           $15,135
 3/31/97    $20,787           $14,897
 6/30/97    $23,608           $16,831
 9/30/97    $24,498           $16,713
12/31/97    $23,582           $15,405
 3/31/98    $27,815           $17,671
 6/30/98    $29,686           $17,858
 9/30/98    $24,361           $15,320
11/30/98    $26,638           $17,784

*Date nearest inception for which data are available.

These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). The chart at left shows the growth of a $10,000 investment in the fund since the end of the month after inception, while the chart below shows the fund's year-by-year performance. The MSCI EAFE(reg.tm) Index is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. International Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EAFE(reg.tm) do not.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING NOVEMBER 30)

[bar chart -- data below]

              Int'l Growth     MSCI EAFE Index
Date             Return.          Return
11/30/91          2.50            -2.74
11/30/92          8.77            -8.11
11/30/93         31.04            24.27
11/30/94          7.28            14.84
11/30/95          5.93             7.57
11/30/96         16.35            11.76
11/30/97         18.12            -0.40
11/30/98         16.74            16.45

*Return from 5/9/91, fund's inception date, to 11/30/91.


                                                     www.americancentury.com   5


International Growth--Q&A
--------------------------------------------------------------------------------

[photo of Mark Kopinski and Henrik Strabo]

Mark Kopinski and Henrik Strabo, portfolio managers on the International Growth Fund

     An interview with Henrik Strabo and Mark Kopinski, portfolio managers on the International Growth team

HOW DID INTERNATIONAL GROWTH PERFORM DURING ITS FISCAL YEAR?

     International Growth posted a healthy 16.74%* return for the 12 months ended November 30, 1998, a year that included one of the most volatile periods on record for global equity markets. International Growth outperformed its benchmark, the Morgan Stanley Capital International EAFE Index (EAFE), which gained 16.45%, and also outperformed most foreign stock funds. According to Lipper, Inc. (formerly Lipper Analytical Services), a mutual fund research firm, the fund finished the year in the top 15% of 511 international funds.(+)

     Although we are pleased that International Growth produced such strong relative performance, we wish to stress that we use the EAFE Index only to relate investment performance to a publicly available index. Because we use a bottom-up style, evaluating individual companies, we tend to own a number of stocks that are not represented in EAFE. As a result, the fund's performance may or may not resemble that of the index.

ALONG WITH INCREASED MARKET VOLATILITY, WHAT OTHER FACTORS INFLUENCED PERFORMANCE THIS YEAR?

     The year was one of the most turbulent on record for foreign stock investments. The fertile investment environment and healthy gains in growth stocks during the first half of the year turned negative in the summer of 1998 and gathered steam in the fall. This was followed by a gradual recovery during the final quarter of the year.

     The collapse of the Russian economy and the worst Japanese recession since World War II roiled world markets. The situation was compounded by concerns about Brazil, where economic uncertainty threatened to spread throughout Latin America. Market psychology was further dampened by the near collapse of a major global hedge fund, increasing the fear of instability throughout the global financial system.

     The third calendar quarter was the worst in eight years for the EAFE Index. Price swings in market averages were often irrational and driven more by the sudden illiquidity and uncertainty of the markets than by fundamentals.

     During the last two years, our discipline led us to many rapidly growing European companies. The portfolio was structured to take advantage of this and we were able to invest in numerous companies with growing earnings and revenues. For most of the year, European markets performed exceptionally well.

     As market conditions deteriorated worldwide, Europe experienced a painful selloff; liquidity all but dried up for a time. We were not well positioned for the movement against European growth stocks and our performance suffered as a result.

*All fund returns referenced in this interview are for Investor Class shares.

(+)According to Lipper, for the periods ending November 30, 1998, International Growth was ranked 13 out of 304 international funds for three years and was ranked 16 out of 147 international funds for five years. Past performance is no guarantee of future results.

[left margin]

"During the last two years, our discipline led us to many rapidly growing European companies. The portfolio was structured to take advantage of this, and we were able to invest in numerous companies with growing earnings and revenues. For most of the year, European markets performed exceptionally well."

PORTFOLIO AT A GLANCE
                                                11/30/98          11/30/97
NO. OF COMPANIES                                  155               122
MEDIAN MARKET                                    $6.31             $5.40
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                               190%              163%
EXPENSE RATIO                                    1.33%             1.38%

Investment terms are defined in the Glossary on page 49.


6   1-800-345-2021


International Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Global equity markets have since stabilized and have started to make up some of the ground lost during the early fall downturn. We believe a sense of balance has returned to many of these markets. We are building on these events to make refinements in the portfolio, which we will explain later.

WHICH SECTORS OR STOCKS CONTRIBUTED TO INTERNATIONAL GROWTH'S PERFORMANCE THIS YEAR?

     We found earnings growth in several industry groups, including financial services, pharmaceuticals, banking, machinery and equipment, software, and insurance companies. Many of the individual companies in these groups were located in Europe.

     Characteristic of a new style of corporate management emerging in Europe is Vivendi. This was formerly a state-run French water utility, but new management transformed the company into a broad-based communications, publishing, multimedia and construction conglomerate. The company recently acquired Cendant Software, one of the world's leading producers of computer games and educational software.

     Vivendi has much in common with Mannesmann AG, one of our largest holdings and best-performing stocks. Mannesmann, a German telecommuni-cation and engineering firm, is a leading provider of cellular telephone service in Germany.

     The competitive environment in the European telecommunications industry is changing rapidly. Mannesmann is one of the principal purveyors of alternative access and is pushing ahead in its efforts to become a leading provider of electronic commerce services and high-speed data communications. The company's telecommunications unit posted 38% sales growth in the first nine months of 1998, and its customer base is growing rapidly. Mannesmann is one of the first companies to compete with Deutsche Telekom AG, the former German telephone monopoly, in the field of local networks.

     We also had success with several other communications-related stocks, including Nokia, Vodafone Group, Telefonica SA and Telecom Italia SPA.

     Nokia, a Finnish company, continues to confound the skeptics. Reported earnings growth is always well above target rates, despite the market's general disbelief in rapid and greater cellular phone penetration. Nokia's earnings have been buoyed by high demand for its innovative wireless communications equipment, and the company has been especially successful at winning market share in the handset arena. The other companies in this group are cellular network providers, which are benefiting from rising rates of penetration in a rapidly expanding market.

     Financial services and banking stocks combine to represent the second-largest industry group in the portfolio. Baer Holding AG, Axa-UAP, and ING Group were some of our better-performing bank and financial stocks. Earnings growth is increasingly evident in companies engaged in asset manage-ment and banking. Pension reform and Europe's changing attitude toward the investment of personal savings, with an increasing appetite for equities, has lifted the performance of several asset-manage-ment firms or the asset-management divisions within much larger financial services organizations. We believe growth possibilities in Europe remain healthy for these companies given the upsurge in deregulation and the start of the European Monetary Union in 1999.

     During the market downturn, pharma-ceutical companies tended to perform better than many other groups. Novartis remains a workhorse within the broader portfolio and continues to be one of our best-performing stocks. The Swiss

[right margin]

TOP TEN HOLDINGS
                                                  % OF FUND INVESTMENTS
                                                AS OF                AS OF
                                               11/30/98             5/31/98
MANNESMANN AG                                   2.3%                  2.6%
NOVARTIS AG                                     2.0%                  1.4%
VIVENDI                                         1.7%                  1.3%
AXA-UAP                                         1.6%                  2.0%
PINAULT-PRINTEMPS-
     REDOUTE SA                                 1.6%                  1.3%
JULIUS BAER
     HOLDING AG                                 1.6%                  2.1%
UBS AG                                          1.4%                  1.5%
TELEFONICA DE ESPANA                            1.4%                  1.6%
NOKIA CORP. CL A ADR                            1.4%                  1.1%
GROUPE DANONE                                   1.4%                  1.3%

TOP FIVE INDUSTRIES
                                                  % OF FUND INVESTMENTS
                                                AS OF                 AS OF
                                               11/30/98              5/31/98

TELEPHONE
     COMMUNICATIONS                            13.3%                  6.8%
FINANCIAL SERVICES                             11.7%                 12.1%
BANKING                                         7.0%                  9.8%
PHARMACEUTICALS                                 6.5%                  4.7%
COMPUTER SOFTWARE
     & SERVICES                                 5.2%                 10.2%


                                                    www.americancentury.com   7


International Growth--Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

pharmaceutical giant formed by the merger of Sandoz and Ciba has pro-duced steady earnings growth and has an attractive product pipeline. It continues to realize cost savings and from the merger.

WHICH SECTORS OR STOCKS DAMPENED PERFORMANCE?

     International  Growth's   worst-perform-ing   sectors  for  the  year  were
electronic  components,   autos  and  auto  parts,  airlines,  energy  services,
chemicals, and exploration companies.

     The energy sector underperformed this year as commodity prices skidded. Several energy-related companies were reduced or eliminated when it became apparent that oil prices were headed lower with slim prospects for a near-term recovery. Companies such as Transocean Offshore, British-Borneo Petroleum, Woodside Petroleum and Petroleum Geo Services were among portfolio holdings affected by the downturn in energy prices.

     In any portfolio, there will be winners and losers. By following our disciplined style of focusing on companies whose earnings are growing, we were able to minimize the damage from underperforming stocks. Performance was hindered primarily by companies that experienced earnings disappointments, including Shiseido, Alcatel, Electrolux AB and Next PLC.


DID YOU  MAKE ANY  SIGNIFICANT  CHANGES  TO THE  PORTFOLIO  DURING  THE LAST SIX
MONTHS?

     International Growth was hard hit during the downturn because of its concentrations in specific sectors and regions. We became somewhat defensive when the markets grew increasingly volatile in the summer by broadening the portfolio accordingly. When the environment began to stabilize, we added to positions in some of our longer-term winners, such as Nokia, Novartis, Vodaphone and Vivendi, all of which moved higher.

     Heading into the third-quarter meltdown, we felt the portfolio may have been overweighted in certain business service and financial stocks. We also had been too heavily focused in Europe. Consequently, we broadened the portfolio to include stocks in sectors or countries not well represented before. For example, we added Imperial Tobacco, a U.K.-based tobacco company, and we added to our position in Takeda Chemical, a pharmaceutical firm in Japan. We also began selectively adding companies with earnings in turnaround situations in Asia, where we had only a small allocation for several quarters because of the region's severe economic problems. Over the last six months, we felt conditions were beginning to warrant a second look at some Asian stocks. As the semiconductor technology cycle again started to turn positive, for example, we added shares of South Korea-based Samsung Electronics and Japan-based semiconductor-manufacturing stocks.

     We feel confident these steps to further diversify the portfolio will help continue International Growth's good performance record over the long term.

[left margin]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF NOVEMBER 30, 1998
[pie chart - data below]

Temporary Cash Investments     0.9%
Preferred Stocks               1.0%
Common Stocks & Rights        98.1%

AS OF MAY 31, 1998
[pie chart - data below]

Temporary Cash Investments     3.8%
Preferred Stocks               1.9%
Common Stocks & Rights        94.3%

INTERNATIONAL GROWTH'S INVESTMENTS BY COUNTRY
[bar chart - data below]

                    11/30/98           5/31/98
U.K.                  18.0%             13.7%
France                13.2%             14.3%
Japan                 10.3%              4.6%
Germany                9.5%             12.4%
Netherlands            8.7%              9.8%
Switzerland            8.0%              8.9%
Italy                  5.3%              4.6%
Sweden                 4.3%              4.9%
Other                 22.7%             26.8%


8   1-800-345-2021


International Growth--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 1998

Shares                                                               Value
--------------------------------------------------------------------------------

COMMON STOCKS & RIGHTS--98.1%

AUSTRALIA--2.6%

      2,132,765  AMP Limited
                   (Acquired 6/15/98-6/18/98,
                              Cost $24,811,343)(1)(2)             $27,592,416
                              (financial services)
                2,466,262  Australia & New Zealand Banking
                              Group Ltd.                           16,263,764
                              (banking)
                  271,000  Brambles Industries Limited              6,632,539
                              (diversified companies)
                4,825,363  Cable & Wireless Optus Limited(2)        9,022,469
                              (telephone communications)
                1,054,000  Woodside Petroleum Limited               5,356,792
                                                                ----------------
                              (energy--production & marketing)
                                                                   64,867,980
                                                                ----------------
BELGIUM--0.6%
                    2,820  UCB SA                                  15,757,163
                                                                ----------------
                              (pharmaceuticals)
BRAZIL--0.3%
               56,870,000  Companhia de Saneamento
                              Basico do Estado de Sao Paulo         6,247,890
                                                                ----------------
                              (utilities)
CANADA--3.5%
                1,390,000  Bombardier Inc. Cl B                    18,094,943
                              (aerospace & defense)
                  320,000  Geac Computer Corp. Ltd.(2)              8,394,127
                              (computer software & services)
                  610,625  Newcourt Credit Group Inc.
                              (Acquired 9/8/97-10/21/98,
                              Cost $17,671,209)(1)                 21,655,771
                              (financial services)
                  396,000  Northern Telecom Ltd.                   18,488,250
                              (communications equipment)
                  785,000  Teleglobe Inc.                          21,385,808
                                                                ----------------
                              (telephone communications)
                                                                   88,018,899
                                                                ----------------
CHILE--0.4%
                  426,000  Companhia de Telecomunicaciones
                              de Chile S.A. ADR                     9,877,875
                                                                ----------------
                              (telephone communications)
DENMARK--1.3%
                  299,900  Tele Danmark A/S                        33,526,590
                                                                ----------------
                              (telephone communications)
FINLAND--2.0%
                  346,200  Nokia Corp. Cl A ADR                    33,927,600
                              (communications equipment)
                  273,000  Sampo Insurance Company Ltd.             9,379,986
                              (insurance)
                  369,682  Sonera Group Oyj(2)                      5,310,389
                                                                ----------------
                              (telephone communications)
                                                                   48,617,975
                                                                ----------------

Shares                                                               Value
--------------------------------------------------------------------------------

FRANCE--13.2%
                   34,000  Accor SA                               $7,480,024
                              (leisure)
                   61,174  Altran Technologies SA                 14,222,756
                              (business services & supplies)
                   56,800  Atos SA(2)                             12,196,135
                              (computer software & services)
                  312,623  Axa-UAP                                40,441,041
                              (insurance)
                  198,851  Cap Gemini SA                          29,118,243
                              (computer software & services)
                   17,000  Carrefour SA                           12,042,839
                              (retail--general merchandise)
                  203,000  Elf Aquitaine SA                       25,331,233
                              (energy--production & marketing)
                  183,300  Equant NV-New York Shares(2)           10,344,994
                              (computer software & services)
                  116,000  Groupe Danone                          33,890,668
                              (food & beverage)
                  107,000  Lafarge SA                             10,093,984
                              (construction & property
                              development)
                  236,000  Pinault-Printemps-Redoute SA           40,290,049
                              (retail--general merchandise)
                  105,000  Sidel SA                                7,964,905
                              (machinery & equipment)
                  143,400  Societe Generale Cl A                  22,613,679
                              (banking)
                   76,300  Societe Television Francaise 1         13,361,699
                              (broadcasting & media)
                  127,000  STMicroelectronics N.V.
                              New York Shares(2)                   8,524,875
                              (electrical & electronic
                              components)
                  191,700  Vivendi                                43,388,750
                                                               -----------------
                              (diversified companies)
                                                                 331,305,874
                                                               -----------------
GERMANY--9.5%
                   49,076  Allianz AG                             17,684,915
                              (insurance)
                  128,000  Bayerische Vereinsbank AG              11,091,344
                              (financial services)
                  175,600  Berliner Kraft-und Licht-
                              Aktiengesellschaft                   9,722,445
                              (utilities)
                  210,000  DaimlerChrysler AG                     19,746,185
                              (automobiles & auto parts)
                  335,730  Deutsche Pfandbrief-und
                              Hypothekenbank AG                   27,743,824
                              (banking)
                  293,000  Douglas Holding AG                     18,332,497
                              (retail--general merchandise)
                  280,000  Dresdner Bank AG                       12,560,871
                              (financial services)
                  103,000  Gehe AG                                 6,596,523
                              (healthcare)

See Notes to Financial Statements


                                                    www.americancentury.com   9


International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1998

Shares                                                               Value
--------------------------------------------------------------------------------

                  522,680  Mannesmann AG                         $56,605,528
                              (industrial equipment & machinery)
                  212,400  Metro AG                               13,258,153
                              (retail--general merchandise)
                   91,000  Siemens AG                              6,338,282
                              (electrical & electronic
                              components)
                  399,671  Volkswagen AG                          32,555,912
                              (automobiles & auto parts)
                    7,000  Wella Aktiengesellschaft                6,197,798
                                                               -----------------
                              (consumer products)
                                                                 238,434,277
                                                               -----------------
GREECE--0.3%
                  321,111  Hellenic Telecommunication
                              Organization SA (OTE)                8,018,458
                                                               -----------------
                              (telephone communications)
HONG KONG--0.7%
                  974,300  Cheung Kong (Holdings) Ltd.             7,015,463
                              (real estate)
                  157,000  China Telecom (Hong Kong)
                              Limited ADR(2)                       6,211,313
                              (wireless communications)
                   86,000  Tommy Hilfiger Corp.(2)                 5,203,000
                                                               -----------------
                              (textiles & apparel)
                                                                  18,429,776
                                                               -----------------
IRELAND--2.2%
                1,204,926  Bank of Ireland                        24,956,298
                              (financial services)
                  595,027  CRH plc                                 8,946,046
                              (construction & property
                              development)
                  235,000  Elan Corp., plc ADR(2)                 16,009,375
                              (pharmaceuticals)
                  435,000  Kerry Group Plc Cl A                    6,061,138
                                                               -----------------
                              (food & beverage)
                                                                  55,972,857
                                                               -----------------
ITALY--5.3%
                  634,500  Assicurazioni Generali                 23,708,671
                              (insurance)
                6,706,900  Banca di Roma(2)                       11,611,171
                              (banking)
                3,572,700  Banca Intesa SpA                       19,960,704
                              (financial services)
                1,039,000  Mediaset SpA                            7,337,396
                              (broadcasting & media)
                  479,400  Mediolanum SpA                          2,885,542
                              (insurance)
                1,417,300  Mondadori (Arnoldo) Editore SpA        17,821,829
                              (printing & publishing)
                4,446,000  Telecom Italia Mobile (TIM) SpA        18,732,550
                              (wireless communications)
                3,647,300  Telecom Italia SpA                     29,571,821
                                                               -----------------
                              (telephone communications)
                                                                 131,629,684
                                                               -----------------

Shares                                                               Value
--------------------------------------------------------------------------------

JAPAN--10.3%
                  150,000  Advantest Corp.                       $10,012,587
                              (electrical & electronic
                              components)
                  860,000  Bank of Tokyo-Mitsubishi, Ltd. (The)    9,358,074
                              (banking)
                1,298,000  Dai-Ichi Kangyo Bank Ltd.               8,643,144
                              (banking)
                1,144,000  Daiwa House Industry Co., Ltd.         12,123,269
                              (construction & property
                              development)
                1,207,000  Fuji Heavy Industries Ltd.              6,027,894
                              (automobiles & auto parts)
                1,352,000  Fujikura Ltd.                           7,542,523
                              (electrical & electronic
                              components)
                1,324,000  Fujitsu Ltd.                           15,288,708
                              (computer systems)
                  165,000  Honda Motor Co., Ltd.                   5,922,287
                              (automobiles & auto parts)
                  649,000  JUSCO Co., Ltd.                        12,358,642
                              (retail--general merchandise)
                1,394,000  Kao Corporation                        26,375,574
                              (consumer products)
                  884,000  Kirin Brewery Company, Ltd.             9,174,161
                              (food & beverage)
                  211,000  Murata Manufacturing Co., Ltd.          8,258,719
                              (electrical & electronic
                              components)
                  816,000  Nikon Corporation                       7,819,075
                              (diversified companies)
                    1,572  Nippon Telegraph & Telephone           11,744,204
                              (telephone communications)
                  666,000  Nomura Securities Co., Ltd.             6,473,685
                              (financial services)
                    3,200  NTT Data Corp.                         13,980,267
                              (business services & supplies)
                  643,000  Olympus Optical Co., Ltd.               7,038,564
                              (leisure)
                  181,000  Sony Corp.                             13,243,006
                              (electrical & electronic
                              components)
                  783,000  Takeda Chemical Inds.                  26,387,186
                              (pharmaceuticals)
                  661,000  Terumo Corporation                     14,680,539
                              (medical equipment & supplies)
                  555,000  Tokyo Electron Ltd.                    20,731,658
                              (electrical & electronic
                              components)
                  303,000  Toppan Forms Co., Ltd.                  4,736,490
                                                               -----------------
                              (printing & publishing)
                                                                 257,920,256
                                                               -----------------
NETHERLANDS--8.7%
                  251,277  ASR Verzekeringsgroep N.V.             20,454,691
                              (insurance)
                  218,255  Cap Gemini N.V.                        15,607,189
                              (computer software & services)

                                               See Notes to Financial Statements


10   1-800-345-2021


International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1998

Shares                                                               Value
--------------------------------------------------------------------------------

                  500,500  Getronics N.V.                        $21,903,835
                              (computer software & services)
                  348,000  Heineken NV                            17,689,203
                              (food & beverage)
                  569,813  ING Groep N.V.                         32,663,015
                              (financial services)
                  869,812  Koninklijke Ahold NV                   30,188,999
                              (retail--food & drug)
                  224,300  Stork N.V.                             5,718,314
                              (business services & supplies)
                  341,000  Unilever N.V. New York Shares          26,363,563
                              (diversified companies)
                  423,300  Vedior NV
                              (Acquired 1/27/98-11/3/98,
                              Cost $9,717,891)(1)                 8,642,167
                              (business services & supplies)
                  698,400  VNU N.V.                               24,020,353
                              (printing & publishing)
                   76,000  Wolters Kluwer NV                      14,501,767
                                                               -----------------
                               (printing & publishing)
                                                                 217,753,096
                                                               -----------------
POLAND--0.2%
                  443,341  Elektrim Spolka Akcyjna S.A.            3,728,442
                                                               -----------------
                              (electrical & electronic components)
PORTUGAL--1.4%
                  237,077  Banco Espirito Santo e Comercial
                              de Lisboa, SA                        7,355,751
                              (banking)

                  199,000  Brisa-Auto Estradas de
                              Portugal, S.A.(2)                   10,763,875
                              (construction & property development)
                   80,588  Telecel-Comunicacaoes
                              Pessoais, SA                        15,766,562
                                                               -----------------
                              (wireless communications)
                                                                  33,886,188
                                                               -----------------
SINGAPORE--1.1%
                1,567,900  City Developments Limited               7,468,456
                              (real estate)
                1,151,300  Singapore Press Holdings Ltd.          12,225,576
                              (printing & publishing)
                7,315,000  Singapore Technologies
                              Engineering Ltd.                     7,989,684
                                                               -----------------
                              (business services & supplies)
                                                                  27,683,716
                                                               -----------------
SOUTH KOREA--0.6%
                  162,000  Samsung Electronics                     8,659,069
                              (leisure)
                  694,000  SK Telecom Co. Ltd. ADR                 7,156,875
                                                               -----------------
                              (telephone communications)
                                                                  15,815,944
                                                               -----------------

Shares                                                               Value
--------------------------------------------------------------------------------

SPAIN--2.6%
                  809,000  Corporacion Bancaria de Espana SA     $18,854,408
                              (banking)
                  729,000  Telefonica de Espana                   34,283,277
                              (telephone communications)
                1,287,000  TelePizza, S.A.(2)                     11,069,432
                              (restaurants)                    -----------------


                                                                  64,207,117
                                                               -----------------
SWEDEN--4.3%
                  190,000  Assa Abloy AB Cl B                      7,597,662
                              (construction & property
                              development)
                  674,000  Ericsson (L.M.) Telephone Co. ADR      18,598,188
                              (communications equipment)
                  154,600  Europolitan Holdings AB                14,228,336
                              (communications equipment)
                  386,900  Hennes & Mauritz AB Cl B               28,609,892
                              (retail--apparel)
                  275,000  NetCom Systems AB Cl B(2)              10,624,423
                              (telephone communications)
                1,958,900  Skandia Forsakrings AB                 27,837,951
                                                               -----------------
                              (financial services)
                                                                 107,496,452
                                                               -----------------
SWITZERLAND--8.0%
                   95,000  Credit Suisse Group                    16,339,401
                              (financial services)
                   12,216  Julius Baer Holding AG                 39,657,790
                              (financial services)
                   12,300  Nestle S.A.                            25,562,563
                              (food & beverage)
                   26,755  Novartis AG                            50,235,130
                              (pharmaceuticals)
                    1,000  Roche Holding AG                       11,752,902
                              (pharmaceuticals)
                    3,000  Schweizerische Rueckversicherungs-
                              Gesellschaft                         7,584,922
                              (insurance)
                   41,798  Swisscom AG(2)                         14,078,443
                              (telephone communications)
                  117,000  UBS AG                                 35,215,709
                                                               -----------------
                              (banking)
                                                                 200,426,860
                                                               -----------------

UNITED KINGDOM--18.0%
                2,553,238  Amvescap Plc                           20,794,789
                              (financial services)
                1,787,000  BBA Group plc                           9,850,246
                              (diversified companies)
                1,511,450  British Aerospace PLC                  12,995,936
                              (aerospace & defense)
                1,789,000  British Telecommunications plc         24,520,314
                              (telephone communications)
                3,054,000  Cable & Wireless
                              Communications plc(2)               27,216,912
                              (telephone communications)

See Notes to Financial Statements


                                                   www.americancentury.com   11


International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1998

Shares                                                               Value
--------------------------------------------------------------------------------

                1,067,700  Capita Group Plc                       $10,079,090
                              (business services & supplies)
                  385,700  CMG plc                                  9,560,831
                              (computer software & services)
                2,501,190  COLT Telecom Group plc(2)               32,692,484
                              (telephone communications)
                  914,000  Compass Group PLC                        9,638,803
                              (business services & supplies)
                1,835,000  Diageo plc                              20,562,783
                              (food & beverage)
                1,381,000  Energis plc(2)                          24,956,510
                              (telephone communications)
                  391,000  Glaxo Wellcome plc                      12,370,149
                              (pharmaceuticals)
                1,055,600  Hays plc                                 8,919,600
                              (business services & supplies)
                1,304,000  Imperial Tobacco Group plc              14,031,408
                              (tobacco)
                1,828,200  Lloyds TSB Group plc                    25,419,656
                              (financial services)
                1,532,000  Logica plc                              11,124,679
                              (computer software & services)
                1,834,945  Misys plc                               12,930,847
                              (computer software & services)
                1,404,514  Orange plc(2)                           14,371,226
                              (wireless communications)
                  446,754  Provident Financial plc                  6,709,434
                              (financial services)
                1,042,900  Rentokil Initial PLC                     6,712,485
                              (environmental services)
                2,918,000  Siebe plc                               10,498,272
                              (industrial)
                2,028,900  Somerfield plc                          15,251,940
                              (retail--food & drug)
                  463,200  Spring Group PLC                         1,108,441
                              (business services & supplies)
                3,805,000  Stagecoach Holdings plc                 14,254,651
                              (transportation)
                1,744,000  Standard Chartered plc                  18,535,675
                              (banking)
                2,147,200  Vodafone Group plc                      31,715,502
                              (wireless communications)
                2,242,200  WPP Group plc                           12,359,385
                              (business services & supplies)
                  739,000  Zeneca Group plc                        30,734,138
                              (pharmaceuticals)                -----------------

                                                                  449,916,186
                                                               -----------------
UNITED STATES--1.0%
                  228,000  AirTouch Communications, Inc.(2)        13,038,750
                              (wireless communications)
                  299,500  Global TeleSystems Group, Inc.(2)       13,000,172
                                                               -----------------
                              (telephone communications)
                                                                   26,038,922
                                                               -----------------
TOTAL COMMON STOCKS & RIGHTS                                    2,455,578,477
                                                               -----------------
   (Cost $2,000,804,339)

Shares                                                               Value
--------------------------------------------------------------------------------

PREFERRED STOCKS--1.0%
BRAZIL
              260,818,000  Centrais Electricas
                              Brasileiras S.A. Cl B                $7,380,618
                              (utilities)
              362,900,000  Embratel Participacoes S.A.(2)           5,889,763
                              (telephone communications)
               24,104,000  Petroleo Brasileiro S.A.                 3,430,532
                              (energy--production & marketing)
              323,700,000  Telesp Participacoes S.A.(2)             9,079,226
                                                               -----------------
                              (telephone communications)
TOTAL PREFERRED STOCKS                                             25,780,139
                                                               -----------------
   (Cost $23,387,991)

TEMPORARY CASH INVESTMENTS--0.9%
    Repurchase Agreement, Morgan Stanley Group,
       Inc., (U.S. Treasury Obligations), in a joint
       trading account at 5.23%, dated 11/30/98,
       due 12/1/98 (Delivery Value $23,103,356)                    23,100,000
                                                               -----------------
   (Cost $23,100,000)

TOTAL INVESTMENT SECURITIES--100.0%                             $2,504,458,616
                                                               =================
   (Cost $2,047,292,330)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Contracts        Settlement                         Unrealized
      to Sell            Date             Value         Gain (Loss)
----------------------------------------------------------------------------
   29,729,495  CHF     12/30/98       $  21,375,623     $(188,999)
   38,888,590  DEM     12/30/98          22,991,423      (178,049)
  188,233,872  FRF     12/30/98          33,186,233      (226,642)
   29,790,297  GBP     12/30/98          49,111,450       234,390
6,213,429,000  JPY     12/30/98          50,696,349       969,423
   43,594,210  NLG     12/30/98          22,866,623      (179,030)
   89,508,883  SEK     12/30/98          11,033,171        76,974
                                      -------------------------------
                                       $211,260,872    $  508,067
                                      ===============================

(Value on Settlement Date $211,768,939)

                                               See Notes to Financial Statements


12   1-800-345-2021


International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1998

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
DEM = German Mark
FRF = French Franc
GBP = British Pound
JPY = Japanese Yen
NLG = Netherlands Guilder
SEK = Swedish Krona

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 1998, was $57,890,354, which represented 2.3% of net assets.

(2) Non-income producing.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

*   the percentage of total investments in each country

*   a list of each investment

*   the number of shares of each stock

*   the market value of each investment

*   the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                   www.americancentury.com   13


International Discovery--Performance
--------------------------------------------------------------------------------


TOTAL RETURNS AS OF NOVEMBER 30, 1998

         INVESTOR CLASS (INCEPTION 4/1/94)  ADVISOR CLASS (INCEPTION 4/28/98)   INSTITUTIONAL CLASS (INCEPTION 1/2/98)
 INTERNATIONAL DISCOVERY MSCI EAFE(reg.tm) INTERNATIONAL DISCOVERY MSCI EAFE(reg.tm) INTERNATIONAL DISCOVERY MSCI EAFE(reg.tm)
------------------------------------------------------------------------------------------------------------------------------
6 MONTHS(1)..-14.29%       0.34%                -14.47%             0.34%                -14.27%                0.34%
1 YEAR ...... 14.79%      16.45%                   --                --                     --                    --
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------------------------
3 YEARS ..... 21.92%       9.03%                   --                --                     --                    --
LIFE OF FUND. 16.86%       8.18%                 -8.71%            -0.15%(2)              13.08%               16.96%

(1) Returns for periods less than one year are not annualized.

(2) Return from 4/30/98, the nearest date for which data are available.

See pages 47, 48 and 49 for information about share classes, MSCI EAFE(reg.tm) and returns.

GROWTH OF $10,000 OVER LIFE OF FUND [mountain chart - data below]

Value on 11/30/98
Int'l Discovery   $20,660
MSCI EAFE         $14,430

         Int'l Discovery     MSCI EAFE
Date         Value             Value
 4/1/94     $10,000           $10,000
 6/30/94    $10,760           $10,511
 9/30/94    $11,420           $10,522
12/31/94    $10,760           $10,414
 3/31/95    $10,100           $10,608
 6/30/95    $11,020           $10,685
 9/30/95    $11,800           $11,131
12/31/95    $11,825           $11,582
 3/31/96    $12,931           $11,916
 6/30/96    $14,480           $12,105
 9/30/96    $14,561           $12,089
12/31/96    $15,513           $12,281
 3/31/97    $16,714           $12,088
 6/30/97    $18,295           $13,657
 9/30/97    $19,792           $13,562
12/31/97    $18,224           $12,500
 3/31/98    $21,958           $14,339
 6/30/98    $23,590           $14,491
 9/30/98    $18,893           $12,432
11/30/98    $20,660           $14,430

These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). The chart at left shows the growth of a $10,000 investment in the fund since inception, while the chart below shows the fund's year-by-year performance. The MSCI EAFE(reg.tm) Index is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. International Discovery's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EAFE(reg.tm) do not.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING NOVEMBER 30)
[bar chart - data below]

             Int'l Discovery   MSCI EAFE Index
Date             Return.          Return
11/30/94          7.80             3.49
11/30/95          5.75             7.57
11/30/96         34.06            11.76
11/30/97         17.76            -0.40
11/30/98         14.79            16.45

*Returns from 4/1/94, fund's inception date, to 11/30/94.


14   1-800-345-2021


International Discovery--Q&A
--------------------------------------------------------------------------------

[photo of Brian Brady, Henrik Strabo and Mark Kopinski]

Brian Brady, Henrik Strabo and Mark Kopinski, portfolio managers on the International Discovery Fund

     An interview with Henrik Strabo, Mark Kopinski and Brian Brady, portfolio managers on the International Discovery investment team

HOW DID INTERNATIONAL DISCOVERY PERFORM FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1998?

     International Discovery posted a very respectable 14.79%* return for its fiscal year, which proved to be one of the most volatile periods on record for international investors. The fund trailed its benchmark, the Morgan Stanley Capital International EAFE Index, which gained 16.45%, but performed better than most of its peers. According to Lipper, Inc., an independent company that ranks mutual funds, the fund ranked 16th out of the 57 small-company international funds tracked by Lipper for the year ended November 30, 1998. The fund's longer-term performance has also been strong. Lipper ranked International Discovery first out of 19 small-company international funds for three years ended November 30, 1998.(+)

     One important factor to note is that the EAFE Index is comprised primarily of large-capitalization stocks, whereas International Discovery invests in much smaller companies. As a result, the fund's performance will frequently be different than that of the index.

     Although we use the EAFE as a performance benchmark, we wish to stress that we employ a bottom-up approach in selecting stocks for International Discovery's portfolio, and we do not attempt to match or outperform any comparative benchmark during short time frames. Our search for earnings and revenue growth leads us to fast-growing companies in a variety of sectors and regions, and our sector and country allocations are purely a residual of the individual security selection process. This bottom-up approach helped the fund perform better than many of its peers.

WHICH FACTORS HAD THE GREATEST INFLUENCE ON PERFORMANCE DURING THE YEAR?

     International markets were robust during the first half of International Discovery's fiscal year but unwound dramatically in the third quarter of 1998 when the Russian economy collapsed and economic uncertainty in Brazil threatened to spread throughout Latin America. The markets were also shaken by the near collapse of a large global hedge fund, which sent many investors scurrying for safer investment havens. Moreover, small stocks in general suffered more than their larger counterparts. This explains, in part, why International Discovery underperformed its benchmark. However, in late October, we began to see signs of stabilization in many markets. We believe we are well-positioned to take advantage of the investment opportunities the third-quarter market correction has made possible.

WHICH STOCKS OR SECTORS HURT  PERFORMANCE THE MOST?

     Our holdings in Israel, Sweden and Japan dampened performance. It's important to note, however, that


*All fund returns referenced in this interview are for Investor Class shares.

(+)Past performance is no guarantee of future results.

[right margin]

"International markets were robust during the first half of International Discovery's fiscal year but unwound dramatically in the third quarter of 1998, when the Russian economy collapsed and economic uncertainty in Brazil threatened to spread throughout Latin America."

PORTFOLIO AT A GLANCE
                                                11/30/98          11/30/97
NO. OF COMPANIES                                  176               154
MEDIAN MARKET                                    $593              $451
CAPITALIZATION                                  MILLION           MILLION
PORTFOLIO TURNOVER                               178%              146%
EXPENSE RATIO                                    1.64%             1.70%

Investment terms are defined in the Glossary on page 49.


                                                   www.americancentury.com   15


International Discovery--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

International Discovery's worst-performing companies, for the most part, suffered as a result of global economic turmoil rather than due to weaknesses in their fundamental operations or business. The fund's worst-performing stock, for example, was Admiral, which is located in the United Kingdom. Admiral provides information technology systems and training for a broad range of clients worldwide. Admiral is well-managed and is known for both its high-quality products and services and its ability to provide its clients with cost-effective solutions on time and within budget. The company's growth has been driven by robust spending as corporations upgrade their computer systems to become Year 2000-compliant. However, market turmoil in the third quarter raised investor concerns that in a financial crunch, businesses would limit spending on information technology, and the stock fell substantially.

     Elektrim Spolka Akcyjna, a Polish holding, also hurt performance. However, in this case, the company's problems were not connected to Poland's economic or political situation. Elektrim is a diversified industrial and telecommunications holding company that had been enjoying very dramatic growth. The company was well-positioned to benefit from the modernization of Poland's electricity-generating assets and increasing demand for cellular and communications services in Europe. Elektrim's management had not properly disclosed, however, that it had entered into a contract in 1996 to sell part of its stake in a subsidiary, a cellular network service called Polska Telefonia Cyfrowa (PTC), for a nominal price. PTC's market value had increased since the contract was signed, and it was worth substantially more than the agreed-upon selling price. News of the past agreement broke on Thanksgiving Day and Elektrim's stock plummeted 27% in two days.

     On the other hand, JBA Holdings, a London-based computer software supplier, disappointed us on an earnings basis. Although the company's growth in recent years has been vigorous, high expenditures on software development collided with lower-than-expected sales in the second quarter, and its stock price tumbled when the company announced disappointing earnings. We removed this stock from the portfolio.

WHICH STOCKS OR SECTORS ADDED TO PERFORMANCE?

     Our earnings focus led us to several industry groups, including banks and financial services companies and general retailers. Most of these companies are located in Europe.

     Banking and financial services stocks were among the fund's largest holdings and were also its top contributors. Pension reform and falling interest rates across Europe are changing Europeans' attitudes toward investing and personal savings. This is resulting in a shift of assets from low-interest-bearing savings accounts to mutual funds and insurance products. For example, the top contributor to performance was Marschollek, Lautenschlaeger und Partner, a German financial services company that added significantly to returns in past periods. The company's success is being boosted by growth in its life insurance and asset-management segments. CGI Group is another example of success related to the financial services group. CGI is a large information technology consulting firm in Canada. This company is enjoying rapid growth fueled by its recent acquisition of another information technology firm as well as by increasing demand from financial services companies eager to streamline their businesses by outsourcing non-core, back-office operations. The evolution taking place in the financial services industry is still

[left margin]

TOP TEN HOLDINGS
                                                 % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                              11/30/98             5/31/98
MARSCHOLLEK,

LAUTENSCHLAEGER
     UND PARTNER AG                             4.5%                 3.9%
GALERIES LAFAYETTE                              2.2%                 1.4%
CGI GROUP, INC.                                 2.1%                 2.1%
ESAT TELECOM
GROUP
     PLC ADR                                    1.8%                  --
CORPORACION
FINANCIERA
     REUNIDA, S.A.                              1.7%                 1.7%
HAVAS ADVERTISING SA                            1.7%                 2.5%
KEMPEN &
     COMPANY NV                                 1.4%                 2.5%
VONTOBEL HOLDING
     AG CL B                                    1.3%                 1.6%
COMPANHIA DE
     SEGUROS MUNDIAL
     CONFIANCA, SA                              1.1%                 1.1%
UNIQUE
     INTERNATIONAL NV                           1.1%                 1.2%

TOP FIVE INDUSTRIES

                                                 % OF FUND INVESTMENTS
                                                 AS OF             AS OF
                                               11/30/98           5/31/98

FINANCIAL SERVICES                             12.1%               15.9%
BANKING                                         9.8%                8.5%
BUSINESS
SERVICES
     & SUPPLIES                                 9.3%               12.9%
COMPUTER SOFTWARE
     & SERVICES                                 8.2%               12.8%
ELECTRICAL & ELECTRONIC
     COMPONENTS                                 4.9%                4.3%


16   1-800-345-2021


International Discovery--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

in an early growth stage, and we expect this group to continue demonstrating outperformance going forward.

     Outside of the financial services sector, we found excellent growth in Galeries Lafayette, a large retailer in France. Galeries is a sound, well-managed operation that is benefiting from the increased consumer spending taking place in France. Corporation Financiera, a wine and hotel business in Spain, has also fared well as a result of a pickup in its hotel operations and healthy demand for its wines.

WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO IN THE LAST SIX MONTHS?

     The third-quarter market correction gave us an opportunity to re-examine our industry and country concentrations. Many of the faster-growing sectors -- and consequently stocks -- in the portfolio were hard hit by the downturn. We elected to add to the fastest and most consistent growers and diversify the portfolio slightly more into Asia, where we took advantage of some attractive restructuring candidates.

     We added selectively to Anglo Irish Bank, which concentrates on niche banking to middle- and small-sized companies in Ireland. This niche strategy has benefited from the extraordinarily strong growth of the local economy, as well as the favorable interest rate environment in the European Monetary Union. A new addition in Asia was Housing and Commericial Bank of South Korea. Housing and Commercial Bank is led by very progressive and active management. The bank was quick to recognize and deal with its problem loan portfolio and has set sound standards in order to effect a rapid return to profitability.

HAVE THERE BEEN ANY CHANGES  TO INTERNATIONAL DISCOVERY'S  MANAGEMENT TEAM?

     Yes. Brian Brady was named portfolio manager. Brian has focused primarily on companies with a market capitalization in Europe, Latin America, Canada and Israel. He joined American Century in 1994 and has served as an investment analyst on the International Discovery team since that time.

WHAT IS YOUR OUTLOOK FOR INTERNATIONAL INVESTING GOING FORWARD?

     Despite the difficulty of the last year, we remain very excited about the long-term opportunities we see in markets around the world. Factors at work in Europe -- including the arrival of American-style capitalism, the prospect of a common currency, a strong economic recovery and pension reform--bode well for investing there. We're also seeing positive signs of recovery in a number of emerging markets. We believe our bottom-up approach and earnings growth focus should continue to lead us to individual companies with excellent long- term potential.

[right margin]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF NOVEMBER 30, 1998
[pie chart - data below]

Temporary Cash Investments     7.7%
Preferred Stocks               8.0%
Common Stocks                 84.3%

AS OF MAY 31, 1998
[pie chart - data below]

Temporary Cash Investments     0.7%
Preferred Stocks               5.9%
Common Stocks                 93.4%

INTERNATIONAL DISCOVERY'S INVESTMENTS BY COUNTRY
[bar chart - data below]

                    11/30/98           5/31/98
U.K.                  11.3%             13.4%
Netherlands           10.5%             14.1%
Germany                8.3%             10.1%
France                 7.3%              8.6%
Switzerland            6.8%              5.5%
Japan                  5.4%              2.4%
Canada                 4.9%              9.0%
Spain                  4.4%              4.2%
Other                 41.1%             32.7%


                                                   www.americancentury.com   17


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 1998

Shares                                                               Value
--------------------------------------------------------------------------------

COMMON STOCKS-84.3%

AUSTRALIA-0.4%
                1,367,550  Reinsurance
Australia
                              Corporation Ltd.                     $3,089,049
                                                               -----------------
                              (insurance)
BELGIUM--0.9%
                    7,055  Creyf's NV                               2,804,274
                              (business services & supplies)
                   43,635  Telinfo NV                               5,178,303
                                                               -----------------
                              (telephone communications)
                                                                    7,982,577
                                                               -----------------
BRAZIL--0.6%
               3,558,000   Centrais Eletricas de Santa
                              Catarina S.A.                         2,250,587
                              (utilities)
              28,479,000   Companhia de Saneamento Basico
                              do Estado de Sao Paulo                3,128,779
                                                               -----------------
                              (utilities)
                                                                    5,379,366
                                                               -----------------
CANADA--4.9%
                 286,300   Architel Systems Corp.(1)                3,362,741
                              (computer peripherals)
                 296,000   ATS Automation Tooling
                              Systems, Inc.(1)                      3,515,302
                              (machinery & equipment)
                 447,100   Berkley Petroleum Corp.(1)               3,004,979
                              (energy--production & marketing)
               1,241,000   Canadian 88 Energy Corp.(1)              4,129,918
                              (energy--production & marketing)
               1,014,600   CGI Group, Inc.(1)                       17,378,359
                              (business services & supplies)
                 341,000   Dorel Industries Inc. Cl B(1)            5,173,409
                              (furniture & furnishings)
                 293,000   Kingsway Financial Services(1)           2,198,695
                              (insurance)
                 106,000   Leitch Technology Corp.(1)               2,424,339
                                                               -----------------
                              (electrical & electronic
                              components)
                                                                   41,187,742
                                                               -----------------
CROATIA--0.4%
                 224,000   Pliva d.d. GDR                           3,500,000
                                                               -----------------
                              (pharmaceuticals)
DENMARK--0.3%
                  48,000   Vestas Wind Systems A/S(1)               2,312,019
                                                               -----------------
                              (utilities)
EGYPT--0.3%
                 447,000   Egyptian Mobile Phone Network(1)         2,664,016
                                                               -----------------
                              (wireless communications)

Shares                                                               Value
--------------------------------------------------------------------------------

FINLAND--1.3%
                  71,000   Pohjola Insurance Group Cl B             3,321,557
                              (insurance)
                 220,160   Tieto Corp. Cl B(2)                      7,991,832
                                                               -----------------
                              (computer software & services)
                                                                   11,313,389
                                                               -----------------
FRANCE--7.3%
                  27,000   Altran Technologies SA                   6,277,412
                              (business services & supplies)
                   9,800   Bouygues Offshore S.A. ADR                118,825
                              (energy--services)
                  73,000   Cie des Signaux SA                       5,807,315
                              (aerospace & defense)
                  16,000   Galeries Lafayette                       18,247,738
                              (retail--general merchandise)
                  27,000   Genset SA(1)                             2,366,504
                              (biotechnology)
                  54,000   GFI Informatique(1)                      5,816,467
                              (financial services)
                  82,624   Havas Advertising SA                    14,323,742
                              (broadcasting & media)
                  14,000   ISIS                                     1,012,707
                              (energy-services)
                  10,263   Jet Multimedia                           1,656,371
                              (computer software & services)
                  28,950   Omnicom SA(1)                            3,077,511
                              (telephone communications)
                  46,550   Strafor-Facom SA                         3,174,720
                                                               -----------------
                              (office equipment & supplies)
                                                                   61,879,312
                                                               -----------------
GERMANY--0.9%
                  70,411   DIS Deutscher Industrie Service AG       3,158,655
                              (business services & supplies)
                  20,000   Sixt AG                                  4,663,105
                                                               -----------------
                              (business services & supplies)
                                                                    7,821,760
                                                               -----------------
GREECE--2.0%
                 182,790   Ethniki General Insurance Co.            5,175,182
                              (insurance)
                  27,789   National Bank of Greece S.A.             4,973,735
                              (banking)
                 138,336   Panafon SA(1)                            2,481,320
                              (wireless communications)
                  71,000   Piraeus Bank S.A.                        3,384,567
                              (banking)
                  14,700   STET Hellas Telecommunications
                              S.A. ADR(1)                             511,744
                                                               -----------------
                              (wireless communications)
                                                                   16,526,548
                                                               -----------------
HONG KONG--1.1%
               3,114,000   Guangdong Kelon Elec Holding             2,714,821
                              (consumer products)
                 852,800   HKR International Ltd.                     572,756
                              (real estate)

                                               See Notes to Financial Statements


18   1-800-345-2021


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1998

Shares                                                               Value
--------------------------------------------------------------------------------

               2,342,000   Ng Fung Hong Limited                     2,087,155
                              (food & beverage)
               1,352,000   Wing Hang Bank Ltd.                      3,754,343
                                                               -----------------
                              (banking)
                                                                    9,129,075
                                                               -----------------
HUNGARY--0.2%
                  71,000   Pannonplast Rt.                          1,962,523
                                                               -----------------
                              (chemicals & resins)
INDIA--1.0%
                  10,000   Corporation Bank                            19,342
                              (banking)
                 218,053   Hero Honda Motors Ltd.                   2,795,124
                              (leisure)
                     550   Indian Hotels Company Limited                5,371
                              (leisure)
                     266   Larsen & Toubro Ltd.                           912
                              (diversified companies)
                  32,850   NIIT Limited                             1,058,607
                              (computer software & services)
                 156,000   Pentafour Software & Exports Ltd.        1,782,595
                              (computer software & services)
                 242,000   Satyam Computer                          2,985,567
                                                               -----------------
                              (computer software & services)
                                                                    8,647,518
                                                               -----------------
IRELAND--3.5%
               3,544,600   Anglo Irish Bank Corp. plc               9,008,739
                              (banking)
                 355,000   DCC plc                                  3,019,935
                              (diversified companies)
                 442,900   Esat Telecom Group plc ADR(1)           15,612,225
                              (telephone communications)
                  68,000   IONA Technologies PLC ADR(1)             1,831,750
                                                               -----------------
                              (computer software & services)
                                                                   29,472,649
                                                               -----------------
ISRAEL--0.7%
                  77,200   Orbotech Ltd.(1)                         2,981,850
                              (control & measurement)
                 191,000   Technomatix Technologies Ltd.(1)         2,632,219
                                                               -----------------
                              (computer software & services)
                                                                    5,614,069
                                                               -----------------
ITALY--4.1%
               1,951,000   Banca Nazionale del Lavoro(1)            5,487,914
                              (banking)
                 452,174   Banca Popolare
                              Commercio e Industria                 9,310,257
                              (banking)
                 326,341   Banca Popolare di Brescia                7,584,803
                              (banking)
               2,548,000   Ciga Spa(1)                              2,230,639
                              (leisure)
                 668,000   Gruppo Editoriale L'Espresso             5,573,301
                              (printing & publishing)

Shares                                                         Value
-------------------------------------------------------------------------------

               5,074,000   Premafin Finanziaria S.p.A.(1)          $4,339,207
                                                               -----------------
                              (insurance)
                                                                   34,526,121
                                                               -----------------
JAPAN--5.4%
                  46,000   Aeon Credit Service Ltd.                 2,607,333
                              (financial services)
                  13,200   Bellsystem 24, Inc.                      2,529,701
                              (business services & supplies)
                  66,000   Benesse Corporation                      3,306,833
                              (education)
                 114,000   Data Communication System Co.            2,050,510
                              (computer software & services)
                  52,000   Fuji Soft ABC, Inc.                      2,132,445
                              (computer software & services)
                 160,000   Fujicco Co., Ltd.                        2,299,728
                              (food & beverage)
                 145,000   Homac Corp.                              2,378,497
                              (retail--general merchandise)
                 142,000   Hosiden Corporation                      2,461,895
                              (electrical & electronic
                              components)
                 302,000   Keiyo Company Ltd.                       1,483,698
                              (retail--general merchandise)
                 113,000   Mycal Card Inc.(1)                       2,752,852
                              (financial services)
                  55,000   Nippon System Development                1,429,209
                              (computer software & services)
                  15,600   Ryohin Keikaku Company Limited           1,773,519
                              (retail--general merchandise)
                 122,000   Softbank S.A. GDR                        2,696,200
                              (electrical & electronic
                              components)
                 122,000   Sony Chemicals Corp.                     4,398,717
                              (chemicals & resins)
                  86,000   Sumisho Computer Systems Corp.           1,812,254
                              (computer software & services)
                 192,000   Toyo Information Systems Co., Ltd.       3,430,103
                              (business services & supplies)
                 104,000   UNION TOOL CO.                           4,602,704
                              (machinery & equipment)
                  49,700   World Co., Ltd.                          1,695,075
                                                               -----------------
                              (consumer products)
                                                                   45,841,273
                                                               -----------------
LIECHTENSTEIN--0.8%
                   1,830   Verwaltungs-und Privat-Bank AG           6,753,977
                                                               -----------------

(banking)
MEXICO--0.9%
               1,536,000   Corporacion Interamericana de
                              Entretenimiento S.A. Cl B(1)          3,521,137
                              (leisure)
                 636,000   Grupo Continental, S.A.                  1,470,704
                              (food & beverage)
                 556,000   Grupo Elektra, S.A. de C.V. GDR          2,953,750
                                                               -----------------
                              (retail--general merchandise)
                                                                    7,945,591
                                                               -----------------

See Notes to Financial Statements


                                                  www.americancentury.com   19


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1998

Shares                                                               Value
--------------------------------------------------------------------------------

NETHERLANDS--10.5%

                 361,027   Aalberts Industries N.V.                $8,523,658
                              (metals & mining)
                  91,200   Airspray NV(1)                           2,621,060
                              (packaging & containers)
                 113,000   AOT NV                                   1,330,978
                              (financial services)
                 317,000   Athlon Groep N.V.                        8,679,021
                              (business services & supplies)
                  56,900   Draka Holding N.V.                       1,638,267
                              (electrical & electronic
                              components)
                  86,000   Endemol Entertainment Holding NV         2,768,748
                              (entertainment)
                  69,000   IHC Caland N.V.                          2,925,795
                              (energy--services)
                 238,400   Internatio-Muller NV                     5,466,258
                              (transportation)
                 214,873   Kempen & Company NV                      12,024,564
                              (financial services)
                 165,164   Ordina N.V.(1)                           4,547,900
                              (computer software & services)
                 106,000   QIAGEN N.V.(1)                           6,466,000
                              (biotechnology)
                  49,962   Simac Techniek N.V.                      6,405,284
                              (computer software & services)
                 437,512   Tas Groep NV(1)                          1,992,595
                              (financial services)
                 378,971   Unique International NV                  9,621,826
                              (business services & supplies)
                 250,306   Unit 4(1)                                6,839,928
                              (computer software & services)
                 106,566   Van der Moolen Holding N.V.              7,246,655
                                                               -----------------
                              (banking)
                                                                   89,098,537
                                                               -----------------
NORWAY--0.4%
                 417,000   Tandberg ASA                             3,178,949
                                                               -----------------
                              (communications equipment)
PHILIPPINES--0.3%
                 356,000   Metropolitan Bank & Trust Co.            2,507,360
                                                               -----------------
                              (banking)
POLAND--0.8%
                 147,025   Bank Rozwoju Eksportu S.A.               3,333,805
                              (banking)
                 425,946   Elektrim Spolka Akcyjna S.A.             3,582,152
                                                               -----------------
                              (electrical & electronic
                              components)
                                                                    6,915,957
                                                               -----------------
PORTUGAL--1.9%
                 541,051   Banco Mello, S.A.                        6,538,004
                              (banking)

Shares                                                               Value
--------------------------------------------------------------------------------

                 294,000   Companhia de Seguros
Mundial
                              Confianca, SA(1)                     $9,626,032
                                                               -----------------
                              (insurance)
                                                                   16,164,036
                                                               -----------------
RUSSIAN FEDERATION--0.4%
                 200,400   Vimpel-Communications ADR(1)             3,632,250
                                                               -----------------
                              (wireless communications)
SINGAPORE--1.4%
               1,859,000   Datacraft Asia Limited                   3,048,760
                              (wireless communications)
               1,319,000   Keppel Bank                              2,104,958
                              (banking)
               2,252,000   Keppel Land Ltd.                         2,664,684
                              (real estate)
                 793,000   Natsteel Electronics Ltd.                1,713,034
                              (electrical & electronic
                              components)
                 671,000   Singapore Land Limited                   1,604,211
                              (real estate)
                 134,176   Total Access Communication
                              Public Co. Limited(1)                   300,554
                                                               -----------------
                              (wireless communications)
                                                                   11,436,201
                                                               -----------------
SOUTH AFRICA--0.1%
               2,158,000   Woolworths Holdings Limited(1)           1,080,849
                                                               -----------------
                              (retail--general merchandise)
SOUTH KOREA--0.9%
                  39,870   Dae Duck Electronics Co.(1)              3,199,839
                              (electrical & electronic
                              components)
                 639,000   Housing & Commercial Bank, Korea         4,364,278
                                                               -----------------
                              (banking)
                                                                    7,564,117
                                                               -----------------
SPAIN--4.4%
                 100,000   Azkoyen SA                               3,502,809
                              (financial services)
               1,087,000   Corporacion Financiera
                              Reunida, S.A.(1)                      14,589,339
                              (financial services)
                 180,000   Grupo Acciona SA                         9,101,755
                              (construction & property
                              development)
                  98,000   Radiotronica SA(1)                       7,157,800
                              (communications equipment)
                  64,000   Sol Melia, SA                            2,499,272
                                                               -----------------
                              (hotels)
                                                                   36,850,975
                                                               -----------------
SWEDEN--2.6%
                 130,000   Elanders AB Cl B                         2,463,242
                              (printing & publishing)
                 160,000   Enea Data AB                             3,228,545
                              (computer software & services)

                                               See Notes to Financial Statements


20   1-800-345-2021


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

NOVEMBER 30, 1998

Shares                                                               Value
--------------------------------------------------------------------------------

                 138,800   Know IT AB                              $2,527,518
                              (computer software & services)
                 736,891   Mandator AB                              6,210,647
                              (computer software & services)
                 136,200   Scandic Hotels AB                        4,759,249
                              (leisure)
                  74,804   Sigma AB Cl B(1)                         2,604,679
                                                               -----------------
                              (computer software & services)
                                                                   21,793,880
                                                               -----------------
SWITZERLAND--6.8%
                   5,000   Banca del Gottardo Cl B                  4,145,765
                              (financial services)
                   3,750   Bank Sarasin & Cie Cl B                  6,906,622
                              (banking)
                  15,200   Danzas Holding AG                        4,618,604
                              (transportation)
                  13,125   Georg Fischer AG                         4,477,211
                              (machinery & equipment)
                   2,280   Kudelski SA(1)                           6,535,760
                              (electrical & electronic
                              components)
                   9,000   Moevenpick Holding AG Bearer             4,643,830
                              (leisure)
                   7,712   Phoenix Mecano AG                        4,891,157
                              (electrical & electronic
                              components)
                  19,590   PubliGroupe S.A.(2)                      5,559,438
                              (business services & supplies)
                  50,000   Swisslog Holding AG                      4,837,323
                              (machinery & equipment)
                   6,630   Vontobel Holding AG Cl B                11,165,616
                                                               -----------------
                              (financial services)
                                                                   57,781,326
                                                               -----------------
THAILAND--1.4%
                 334,000   Advanced Info Service Public
                              Co. Limited(1)                        1,940,249
                              (wireless communications)
                 562,000   BEC World Public Co., Ltd.               3,513,472
                              (broadcasting & media)
               5,963,900   Cogeneration Public Co., Ltd. (The)(1)   4,619,342
                              (utilities)
                 927,400   Industrial Finance Corporation
                              of Thailand (The)                       404,054
                              (financial services)
               3,848,000   National Finance and
                              Securities Public Co., Ltd. Cl F(1)   1,277,344
                                                               -----------------
                              (financial services)
                                                                   11,754,461
                                                               -----------------
UNITED KINGDOM--11.3%
                 222,123   Admiral plc                              3,583,326
                              (business services & supplies)
                 529,491   Bodycote International plc               7,777,225
                              (diversified companies)
                 420,000   British-Borneo Petroleum
                              Syndicate plc                         1,022,392
                              (energy--production & marketing)

Shares                                                               Value
--------------------------------------------------------------------------------

                 264,100   Close Brothers Group plc                $2,451,698
                              (financial services)
                 275,000   Cobham PLC                               3,857,693
                              (aerospace & defense)
                  14,900   ECSoft Group PLC ADR(1)                    374,363
                              (computer software & services)
               1,901,000   Electronics Boutique plc                 2,666,718
                              (retail--general merchandise)
                 580,000   Go-Ahead Group PLC (The)                 6,508,980
                              (transportation)
               1,599,000   J.D. Wetherspoon plc                     5,475,738
                              (food & beverage)
                 220,811   Jarvis plc                               2,408,786
                              (construction & property
                              development)
                 701,000   Johnson Matthey PLC                      4,772,193
                              (metals & mining)
                 796,000   Kwik-Fit Holdings plc                    7,107,001
                              (automobiles & auto parts)
                 262,000   London Bridge Software
                              Holdings plc                          5,123,842
                              (computer software & services)
               1,013,000   London International Group plc           3,201,506
                              (pharmaceuticals)
                 600,050   Parity plc                               4,802,919
                              (business services & supplies)
                 518,000   PizzaExpress plc                         7,309,235
                              (restaurants)
                 596,000   Psion plc                                4,647,551
                              (computer peripherals)
                 190,000   Sage Group plc (The)                     4,546,714
                              (computer software & services)
                 365,000   Select Appointments Holdings plc         3,788,956
                              (business services & supplies)
               6,793,100   SkyePharma plc(1)                        9,193,014
                              (pharmaceuticals)
                 364,600   Triad Group PLC                          2,587,386
                              (business services & supplies)
                 256,000   WS Atkins plc                            2,222,295
                                                               -----------------
                              (textiles & apparel)
                                                                   95,429,531
                                                               -----------------
UNITED STATES--4.1%
                 304,000   Amdocs Ltd.(1)                           4,674,000
                              (computer software & services)
                 456,200   Celestica Inc.(1)                        9,266,563
                              (electrical & electronic
                              components)
                 110,000   Cellular Communications
                              International, Inc.(1)                6,881,875
                              (wireless communications)
                 203,200   Global TeleSystems Group, Inc.(1)        8,820,150
                              (telephone communications)
                 363,000   Viatel, Inc.(1)                          5,399,625
                                                               -----------------
                              (telephone communications)
                                                                   35,042,213
                                                               -----------------


See Notes to Financial Statements

                                                   www.americancentury.com   21


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1998

Shares                                                               Value
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                               $713,779,216
                                                               -----------------
   (Cost $582,428,879)

PREFERRED STOCKS--8.0%

BRAZIL--0.6%
             135,940,000   Companhia Paranaense de
                              Energia-Copel                         1,306,789
                              (utilities)
             661,700,000   Tele Sudeste Celular
                              Participacoes S.A. (1)                3,579,734
                                                               -----------------
                              (wireless communications)
                                                                    4,886,523
                                                               -----------------
GERMANY--7.4%
                 179,000   Fielmann AG                              8,082,814
                              (retail--specialty)
                   5,687   Jil Sander AG                            2,051,033
                              (textiles & apparel)
                  77,484   Krones AG                                2,492,623
                              (machinery & equipment)
                  63,711   Marschollek, Lautenschlaeger
                              und Partner AG                        38,358,599
                              (financial services)
                   3,500   Porsche AG                               7,788,567
                              (automobiles & auto parts)
                  16,976   Sartorius AG                             4,058,248
                                                               -----------------
                              (electrical & electronic
                              components)
                                                                   62,831,884
                                                               -----------------
TOTAL PREFERRED STOCKS                                             67,718,407
                                                               -----------------
   (Cost $26,883,467)

                                      Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS--7.7%
       Repurchase Agreement, BA Securities Services,
          Inc., (U.S. Treasury obligations), in a joint
          trading account at 5.25%, dated 11/30/98,
           due 12/1/98 (Delivery value $42,306,169)               $42,300,000

       Repurchase Agreement, Morgan Stanley Group,
          Inc., (U.S. Treasury obligations), in a joint
          trading account at 5.23%, dated 11/30/98,
          due 12/1/98 (Delivery value $22,503,269)                 22,500,000
                                                               -----------------
TOTAL TEMPORARY CASH INVESTMENTS                                   64,800,000
                                                               -----------------
   (Cost $64,800,000)

TOTAL INVESTMENT SECURITIES--100%                                $846,297,623
                                                               =================
   (Cost $674,112,346)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    Contracts           Settlement                       Unrealized
     to Sell              Date            Value          Gain (Loss)
-----------------------------------------------------------------------------
    8,886,365  CHF       12/30/98       $6,389,331       $(56,493)
   11,516,672  DEM       12/30/98        6,808,801        (52,729)
   35,516,498  FRF       12/30/98        6,261,672        (42,763)
    6,030,545  GBP       12/30/98        9,941,788         39,006
1,021,846,800  JPY       12/30/98        8,337,409        143,989
   18,399,460  NLG       12/30/98        9,651,133        (75,562)
   14,952,109  SEK       12/30/98        1,843,048         12,858
                                       ----------------------------------
                                       $49,233,182       $(31,694)
                                       ==================================
(Value on Settlement Date $49,201,488)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
CHF = Swiss Franc
JPY = Japanese Yen
DEM = German Mark
NLG = Netherlands Guilder
FRF = French Franc
SEK = Swedish Krona
GBP = British Pound

(1) Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the year ended November 30, 1998.)

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

*   the percentage of total investments in each country

*   a list of each investment

*   the number of shares of each stock

*   the market value of each investment

*   the percent and dollar breakdown of each investment category

                                               See Notes to Financial Statements


22   1-800-345-2021


Emerging Markets--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 1998

                      INVESTOR CLASS (INCEPTION 9/30/97)

                      EMERGING MARKETS          MSCI EMERGING MARKETS FREE INDEX

6 MONTHS* ............     -17.88%                           -16.42%
1 YEAR ...............     -15.90%                           -22.42%
LIFE OF FUND .........     -26.51%                           -33.17%

* Returns for periods less than one year are not annualized.


See pages 48 and 49 for information about MSCI Emerging Markets Free Index and returns.

PERFORMANCE OF $10,000 OVER LIFE OF FUND [mountain chart - data below]

Value as of 11/30/98

Int'l Discovery         $20,660
MSCI EAFE               $14,430

          Int'l Discovery       MSCI EAFE
Date          Value               Value
 4/1/94      $10,000            $10,000
 6/30/94     $10,760            $10,511
 9/30/94     $11,420            $10,522
12/31/94     $10,760            $10,414
 3/31/95     $10,100            $10,608
 6/30/95     $11,020            $10,685
 9/30/95     $11,800            $11,131
12/31/95     $11,825            $11,582
 3/31/96     $12,931            $11,916
 6/30/96     $14,480            $12,105
 9/30/96     $14,561            $12,089
12/31/96     $15,513            $12,281
 3/31/97     $16,714            $12,088
 6/30/97     $18,295            $13,657
 9/30/97     $19,792            $13,562
12/31/97     $18,224            $12,500
 3/31/98     $21,958            $14,339
 6/30/98     $23,590            $14,491
 9/30/98     $18,893            $12,432
11/30/98     $20,660            $14,430

The chart at left shows the performance of a $10,000 investment in the fund since inception. The MSCI Emerging Markets Free Index is provided for comparison. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Emerging Markets' total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of the MSCI Emerging Markets Free Index does not.


                                                    www.americancentury.com   23


Emerging Markets--Q&A
--------------------------------------------------------------------------------

[photo of Mark Kopinski and Michael Donnelly]

Mark Kopinski and Michael Donnelly, portfolio managers on the Emerging Markets Fund

     An interview with Mark Kopinski and Michael Donnelly, portfolio managers on the Emerging Markets investment team

HOW DID EMERGING MARKETS PERFORM FOR THE YEAR ENDED NOVEMBER 30, 1998?

     The fund persevered in what proved to be an extremely difficult investment climate. Many emerging markets continued to suffer in the wake of the global economic problems in the second half of 1998. Although Emerging Markets'
absolute return for the year was negative, the fund performed much better than its benchmark, the Morgan Stanley Emerging Markets Free Index, and many other emerging markets funds. The Emerging Markets fund declined 15.90%*, significantly less than the 22.42% decline posted by the index. According to Lipper, Inc. (formerly Lipper Analytical Services), an independent company that ranks mutual funds, Emerging Markets was in the top 10% of its peer group for the year ended November 30, ranking 13th out of the 152 emerging markets funds tracked by Lipper.(+)

WHAT HELPED EMERGING MARKETS PERFORM BETTER THAN ITS BENCHMARK AND PEER GROUP?

     Emerging Markets' stronger relative performance was largely the result of our bottom-up investment approach and disciplined focus on earnings growth. Although we pay attention to the economic and political factors affecting a market sector or a country's fiscal health and stability, we focus primarily on company fundamentals in picking stocks for the Emerging Markets portfolio. This led us toward attractive companies in stable countries and away from countries and sectors of the market that were struggling or out of favor. Our stock-specific process often leads us to names that are not in the index. This has been particularly true during the last year. In fact, several of the fund's best-performing holdings were not represented in the index. These top-contributing positions account for much of the fund's better relative performance.

IN WHICH COUNTRIES AND SECTORS HAVE YOU FOUND THE BEST GROWTH OPPORTUNITIES?

     The global proliferation and spread of information technology is serving as the catalyst for growth in a number of industries and regions of the world. We discovered growing earnings in banks, computer software companies, and electronic components manufacturers in many developing markets. This is especially true in India, Taiwan, and Singapore, which are home to many computer software and service companies, and in Greece and Poland, where banking systems are coming under reform. We've also continued to see dramatic growth in the cellular and communications services industries. This group has enjoyed nearly a decade of robust growth worldwide, and is also continuing to do very well in many emerging markets--particularly Brazil, where prices are coming down and subscriber growth is exploding.

*All fund returns referenced in this interview are for Investor Class shares.

(+)Past performance is no guarantee of future results.

[left margin]

"The global proliferation and spread of information technology is serving as the catalyst for growth in a number of industries and regions of the world."

PORTFOLIO AT A GLANCE
                                                11/30/98          11/30/97
NO. OF COMPANIES                                  121               113
MEDIAN MARKET                                    $658              $894
   CAPITALIZATION                               MILLION           MILLION
PORTFOLIO TURNOVER                               270%             36%(1)
EXPENSE RATIO                                    2.00%           2.00%(2)

(1)       For the period from 9/30/97 to 11/30/97.

(2)       Annualized.

Investment terms are defined in the Glossary on page 49.


24   1-800-345-2021


Emerging Markets--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHICH STOCKS CONTRIBUTED THE MOST TO RETURNS?

     Two of Emerging Markets' top-performing stocks, Wipro Ltd. and Softbank, are computer software manufacturers whose growth is being driven by their unique competitive advantages. Wipro, which we discussed in our semiannual report, has been a major contributor to returns. Softbank is a Polish company that provides software for the Polish financial services industry.

     Until recently, Poland's banking system was much like that in the United States in the 1970s. The country's telecommunications and information technology infrastructures limited its banking industry to small branch banks. Now large regional banks are becoming more national in scope and, with improved telecommunications, are interconnecting their scattered operations, which has resulted in greater need for the types of integrated software and services that Softbank provides.

     One distinct advantage this company has over foreign software and service providers is that it has no language barrier to contend with in Poland. The company is also providing software for Poland's pension fund industry, which is undergoing reform as well. Poland is in the early stages of both efforts, and we believe Softbank is ideally positioned to benefit from that growth going forward.

     Another top contributor was MMI Holdings, a small electronics parts company in Singapore. It manufactures essential parts for hard disk drives, and its largest clients are Japanese computer manufacturers. The company is benefiting from robust industry growth and demand for product in the ultra-thin notebook segment.

     Chipita was another large holding that performed well. Chipita is a Greek manufacturer of packaged foods. Its core products are packaged croissants, which are very popular across Europe, especially in Spain and Greece. Chipita's management is very aggressive and the company is expanding rapidly through acquisitions in other parts of Europe. We are very pleased with Chipita's performance, and we believe it has excellent potential for continued rapid growth in earnings and revenues.

WHICH REGIONS OR SECTORS HURT  PERFORMANCE?

     The global economic problems that began in Southeast Asia in late 1997 spread to a number of emerging markets, including Russia and Brazil, and that's where we felt the most pain. In late August, Russia defaulted on its sovereign debt and, shortly thereafter, Brazil came under pressure due to emerging markets' contagion and real concerns about its fiscal situation. If there was a theme or common thread among the fund's underperforming stocks, it was that, in nearly each case, the companies suffered due to their country's economic problems rather than any weaknesses in their fundamental operations.

     This was the case with our Brazilian holdings. Concerns about whether Brazil would have to devalue its currency and how it would address its budgetary and pension system problems hammered stock prices across the board, without regard to a company's industry, sector or fundamental health. Telemig is a good example. We believed that the cellular services industry would continue to thrive, but the stock was punished when the country's larger economic problems became an issue. However, the IMF developed a $40 billion package to shore up Brazil in the third quarter, and we saw the market begin to turn around. We stuck to our growth philos-

[right margin]

TOP TEN HOLDINGS
                              % OF FUND INVESTMENTS
                                   AS OF AS OF
                                              11/30/98             5/31/98

MMI HOLDINGS LIMITED                            2.0%                 --
FOLLI-FOLLIE ABEE                               1.9%                2.1%
CHIPITA INTERNATIONAL
     S.A.                                       1.9%                1.4%
SOFTBANK S.A. GDR                               1.8%                1.2%
TELE CELULAR SUL
     PARTICIPACOES S.A.                         1.8%                 --
COMPANHIA DE
     SANEAMENTO BASICO
     DO ESTADO DE
     SAO PAULO                                  1.7%                0.6%
EMBRATEL
     PARTICIPACOES S.A.                         1.6%                 --
OY HARTWALL AB                                  1.6%                1.8%
PHILIPPINE LONG
     DISTANCE TELEPHONE
     COMPANY ADR                                1.5%                1.2%
TELE SUDESTE CELULAR
     PARTICIPACOES S.A.                         1.4%                 --


TOP FIVE INDUSTRIES
                              % OF FUND INVESTMENTS
                                   AS OF AS OF
                                              11/30/98             5/31/98
WIRELESS
     COMMUNICATIONS                            11.1%                2.6%
BANKING                                        11.0%               12.3%
UTILITIES                                      10.1%                5.3%
TELEPHONE
     COMMUNICATIONS                             9.7%               10.8%
ELECTRICAL & ELECTRONIC
     COMPONENTS                                 9.0%                5.7%


                                                   www.americancentury.com   25


Emerging Markets--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

ophy throughout the darkest times, and that enabled us to bounce back substantially in October and November.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE LAST SIX MONTHS?

     We increased holdings in several countries in Southeast Asia, where the investing environment in general has improved as interest rates have come down, borrowing costs have eased, and money is once again coming back into the economy. Specifically, we increased weightings in Thailand and South Korea, whose governments are changing laws that should encourage and enable healthy and needed reform in those countries' financial systems. South Korea also is rationalizing its corporate structure and making the chaebols--their big corporate conglomerates--focus on core operations, which in some cases means specific industries. This should reduce capacity and rationalize several industries and, over the long run, stimulate growth. Both countries are also beginning to benefit from the devaluation of their currencies in 1998.

     On the sell side, we reduced holdings in Israel, particularly in the banking sector, following that country's interest-rate hikes. We also reduced the fund's position in Mexico because we don't anticipate much near-term growth there soon, given the country's rather serious economic problems. Money flows into Mexico are based on commodity prices, and oil prices are at a record low. This does not bode well for stock prices going forward. We have limited our holdings there to consumer-based companies, such as CIE, which is Mexico's equivalent of Ticket Master here in the United States, and Femsa, a beer company whose exports are very strong. We believe these consumer-based companies will continue to demonstrate growth in earnings because consumers in Mexico, like those here in the States, are continuing to spend.

WHAT IS YOUR OUTLOOK FOR EMERGING MARKETS?

     We believe the emerging marketplace has changed dramatically, and for the better, over the course of the last year. Not only has the investment community of emerging markets learned hard lessons about risk and reward, but so have the countries and companies themselves. The turmoil of the last six months has forced companies to restructure their operations and practice better corporate governance. A fine example is a large Polish company that had recently removed management that deceived shareholders after concerted pressure was put on them to do so. The company's stock price rebounded significantly in response to these actions. In addition, many excesses have been worked out of the system, and more rational thought processes appear to be in place. We will very likely see investment decisions that are based more on fundamental logic rather than excessive, speculative trading driven by unfounded fears.

[left margin]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF NOVEMBER 30, 1998
[pie chart - data below]

Temporary Cash Investments               4.7%
Preferred Stocks                        13.2%
Common Stocks, Rights & Warrants        82.1%

AS OF MAY 31, 1998
[pie chart - data below]
Temporary Cash Investments               3.9%
Preferred Stocks                         8.2%
Common Stocks, Rights & Warrants        87.9%


EMERGING MARKET'S INVESTMENTS BY COUNTRY
[bar chart - data below]

                    11/30/98           5/31/98
Brazil               15.9%              11.2%
Greece                7.5%               9.6%
South Africa          6.8%               9.2%
Poland                5.9%               5.4%
Hong Kong             5.6%               1.5%
Singapore             5.1%               0.0%
South Korea           4.2%               0.4%
Hungary               4.1%               1.8%
Mexico                4.1%               4.4%
Other                40.8%              56.5%


26    1-800-345-2021


Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 1998

Shares                                                               Value
--------------------------------------------------------------------------------

COMMON STOCKS, RIGHTS & WARRANTS-82.1%

ARGENTINA-3.6%
                   10,500  Banco de Galicia y Buenos
                              Aires S.A. de C.V. ADR                 $225,094
                              (banking)
                  100,000  Banco del Suquia S.A.                      146,021
                              (banking)
                    6,000  Mirgor S.A.C.I.F.I.A. Cl C                  88,813
                              (automobiles & auto parts)
                  10,000   YPF Sociedad Anonima ADR                   295,000
                                                               -----------------
                              (energy-production & marketing)
                                                                      754,928
                                                               -----------------
BRAZIL-2.7%
                 330,000   Centrais Eletricas de
                              Santa Catarina S.A.                     208,739
                              (utilities)
               3,330,000   Companhia de Saneamento Basico
                              do Estado de Sao Paulo                  365,844
                                                               -----------------
                              (utilities)
                                                                      574,583
                                                               -----------------
CANADA(2)
                  29,297   Sedna Geotech, Inc. Warrants(1)                 0
                                                               -----------------
                              (metals & mining)
CHILE-1.9%
                   8,000   Companhia de Telecomunicaciones
                              de Chile S.A. ADR                       185,500
                              (telephone communications)
                   9,000   Enersis S.A. ADR                           210,375
                                                               -----------------
                              (utilities)
                                                                      395,875
                                                               -----------------
CROATIA-1.4%
                  19,000   Pliva d.d. GDR                             296,875
                                                               -----------------
                              (pharmaceuticals)
CZECH REPUBLIC-1.9%
                   7,000   Ceske Radiokomunikace(1)                   203,951
                              (business services & supplies)
                   1,573   Prazska Energetika a.s.                     66,025
                              (utilities)
                   1,668   Stredoceska Energetika a.s.(1)              73,568
                              (utilities)
                   1,605   Vychodoceska Energetika (VCE)(1)            59,895
                                                               -----------------
                              (utilities)
                                                                      403,439
                                                               -----------------
EGYPT-3.1%
                   7,000   A-Ahram Beverages Co. GDR                  201,075
                              (food & beverage)
                  13,000   EFG-Hermes Holding, S.A.E. GDR(1)          138,125
                              (financial services)
                  51,666   Egyptian Mobile Phone Network(1)           307,918
                                                               -----------------
                              (wireless communications)
                                                                      647,118
                                                               -----------------

Shares                                                               Value
--------------------------------------------------------------------------------

FINLAND-1.6%
                  15,000   OY Hartwall AB                            $334,854
                                                               -----------------
                              (food & beverage)
GREECE-7.5%
                  13,333   Chipita International S.A.                 401,636
                              (food & beverage)
                   3,730   Ethniki General Insurance Co.              105,604
                              (insurance)
                  27,500   Folli-Follie Abee                          402,349
                              (retail-general merchandise)
                   4,000   Hellenic Telecommunication
                              Organization SA (OTE)                    99,884
                              (telephone communications)
                     500   National Bank of Greece S.A.                89,491
                              (banking)
                   8,225   Panafon SA(1)                              147,531
                              (wireless communications)
                   3,000   Piraeus Bank S.A.                          143,010
                              (banking)
                   5,000   Sarantis S.A.                               63,834
                             (retail-general merchandise)
                   1,600   STET Hellas Telecommunications
                              S.A. ADR(1)                              55,700
                              (wireless communications)
                   1,000   Titan Cement Company S.A.                   73,858
                                                               -----------------
                              (construction & property
                              development)
                                                                    1,582,897
                                                               -----------------
HONG KONG-5.6%
               1,500,000   Anhui Conch Cement Co.
                              LTD Cl H(1)                            182,112
                              (construction & property
                              development)
                 600,000   Beijing Datang Power Generation
                              Company Ltd. (Acquired
                              9/17/98 - 9/24/98,
                              Cost $139,551)(3)                      193,736
                              (utilities)
                 550,000   Cafe De Coral Holdings                    177,591
                              (food & beverage)
                  70,000   Cheung Kong Infrastructure Holdings       167,711
                              (construction & property
                              development)
                   5,000   China Telecom (Hong Kong)
                              Limited ADR(1)                         197,813
                              (wireless communications)
                 110,000   Ng Fung Hong Limited                      98,030
                              (food & beverage)
                  60,000   Wing Hang Bank Ltd.                       166,613
                                                               -----------------
                              (banking)
                                                                   1,183,606
                                                               -----------------

See Notes to Financial Statements


                                                   www.americancentury.com   27


Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1998

Shares                                                               Value
--------------------------------------------------------------------------------

HUNGARY-4.1%
                   7,000   BorsodChem Rt.                            $184,244
                              (chemicals & resins)
                   8,000   Magyar Tavkozlesi Rt. ADR                  218,500
                              (telephone communications)
                  12,000   Mezogazdasagi Gepgyarto
                              Reszvenytarsasag(1)                     156,284
                              (automobiles & auto parts)
                   5,000   MOL Magyar Olaj-es Gazipari Rt.            116,462
                              (energy-services)
                   7,000   Pannonplast Rt.                            193,488
                                                               -----------------
                              (chemicals & resins)
                                                                      868,978
                                                               -----------------
INDIA-3.3%
                   7,117   Hero Honda Motors Ltd.                      91,230
                              (leisure)
                   4,000   Hindalco Industries Ltd. GDR                45,900
                              (metals & mining)
                   3,000   Infosys Technologies Ltd.                  164,533
                              (electrical & electronic
                              components)
                   2,005   Larsen & Toubro Ltd.                         6,876
                              (diversified companies)
                   2,000   NIIT Limited                                64,451
                              (computer software & services)
                  12,000   Pentafour Software & Exports Ltd.          137,123
                              (computer software & services)
                      50   SmithKline Beecham Consumer
                              Healthcare Ltd.                            588
                              (pharmaceuticals)
                   4,600   Wipro Limited                              181,515
                                                               -----------------
                              (computer peripherals)
                                                                      692,216
                                                               -----------------
LITHUANIA-0.6%
                  18,000   Vilniaus Bankas AB GDR(1)                  134,965
                                                               -----------------
                              (banking)
MEXICO-4.1%

                 110,000   Corporacion Interamericana
                              de Entretenimiento S.A. Cl B(1)         252,165
                              (leisure)
                  80,000   Fomento Economico Mexica UBD               185,395
                              (food & beverage)
                  40,000   Grupo Elektra, S.A. de C.V. GDR            212,500
                              (retail-general merchandise)
                  25,000   Grupo Iusacell S.A. de C.V.
                              Series L ADR(1)                         206,250
                                                               -----------------
                              (wireless communications)
                                                                      856,310
                                                               -----------------
PERU-1.6%
                  11,000   Cementos Lima, S.A.                        161,868
                              (building & home improvements)
                 170,000   Ferreyros S.A.                             166,955
                                                               -----------------
                              (machinery &
equipment)
                                                                      328,823
                                                               -----------------

Shares                                                               Value
--------------------------------------------------------------------------------

PHILIPPINES-2.6%
               1,000,000   International Container Terminal
                              Services, Inc.(1)                        $88,832
                              (transportation)
                  20,000   Metropolitan Bank & Trust Co.               140,863
                              (banking)
                  12,000   Philippine Long Distance
                              Telephone Company ADR                    314,250
                                                               -----------------
                              (telephone communications)
                                                                       543,945
                                                               -----------------
POLAND-5.9%
                   4,000   Bank Polska Kasa Opieke Grupa
                              Pekao S.A.(1)                            44,202
                              (banking)
                   1,800   Bank Przemyslowo-Handlowy S.A.              95,321
                              (banking)
                 175,000   BIG Bank Gdanski SA                         185,850
                              (banking)
                  21,131   Elektrim Spolka Akcyjna S.A.                177,709
                              (electrical & electronic
                              components)
                  20,000   Mostostal-Warszawa S.A.(1)                  86,108
                              (construction & property
                              development)
                  22,000   Orbis S.A.(1)                               167,336
                              (hotels)
                  17,000   Softbank S.A. GDR                           375,700
                              (electrical & electronic
                              components)
                  24,000   Telekomunikacja Polska S.A.(1)              112,200
                                                               -----------------
                              (telephone communications)
                                                                     1,244,426
                                                               -----------------
PORTUGAL-3.3%
                   2,050   Banco Espirito Santo e Comercial
                              de Lisboa, SA                            63,605
                              (banking)
                   4,200   Banco Portugues do Atlantico(1)              83,234
                              (banking)
                   4,000   Brisa-Auto Estradas de Portugal, S.A.       216,359
                              (construction & property
                              development)
                   2,000   Portugal Telecom S.A.                       86,935
                              (telephone communications)
                   1,200   Telecel-Comunicacaoes Pessoais, SA          234,773
                                                               -----------------
                              (wireless communications)
                                                                       684,906
                                                               -----------------
RUSSIAN FEDERATION-3.0%
                   3,000   Lukoil Holding ADR                           62,250
                              (energy-services)
                  36,000   Rostelecom ADR                              229,500
                              (telephone communications)
                  15,000   SUN Brewing Ltd. GDR(1)                      48,697
                              (food & beverage)
                  15,000   Unified Energy Systems ADR                   68,438

(utilities)
                        See Notes to Financial Statements


28   1-800-345-2021


Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1998

Shares                                                               Value
--------------------------------------------------------------------------------

                  12,000   Vimpel-Communications ADR(1)               $217,500
                                                               -----------------
                              (wireless communications)
                                                                       626,385
                                                               -----------------
SINGAPORE-5.1%
                  55,000   City Developments Limited                   261,984
                              (real estate)
                   3,000   Creative Technology Limited(1)               55,158
                              (computer peripherals)
                 140,000   Datacraft Asia Limited                      229,600
                              (electrical & electronic components)
                 600,000   MMI Holdings Limited(1)                     429,612
                              (electrical & electronic
                              components)
                  46,000   Natsteel Electronics Ltd.                    99,369
                                                               -----------------
                              (electrical & electronic
                              components)
                                                                     1,075,723
                                                               -----------------
SOUTH AFRICA-6.8%
                  16,000   Anglo American Platinum
                              Corp. Limited                            258,688
                              (metals & mining)
                  25,000   Comparex Holdings Limited                   232,854
                              (computer software & services)
                   4,000   DataTec Limited                              44,146
                              (computer peripherals)
                  35,350   Foschini Limited(1)                          55,290
                              (retail-general merchandise)
                   3,000   Investec Holdings Limited                   104,811
                              (financial services)
                   9,000   Liberty Life Association of Africa Ltd.     153,895
                              (insurance)
                 100,000   M-Cell Limited                              127,762
                              (electrical & electronic components)
                  30,000   Primedia Limited Cl N                        69,593
                              (diversified companies)
                   4,411   Primedia Limited Rights(1)                      116
                              (diversified companies)
                  60,000   Real Africa Holdings Limited(1)             168,710
                              (insurance)
                  45,000   Softline Limited(1)                          47,608
                              (computer software & services)
                  10,000   South African Breweries Ltd.                169,237
                                                               -----------------
                              (food & beverage)
                                                                     1,432,710
                                                               -----------------
SOUTH KOREA-4.2%
                   2,200   Dae Duck Electronics Co.(1)                 176,565
                              (electrical & electronic
                              components)
                  18,000   Housing & Commercial Bank, Korea            122,937
                              (banking)
                  10,000   Korea Electric Power Corp.                  192,616
                              (utilities)

Shares                                                               Value
--------------------------------------------------------------------------------

                  15,000   Medison Co.                                $177,568
                              (medical equipment & supplies)
                  20,000   SK Telecom Co. Ltd. ADR                     206,250
                                                               -----------------
                              (telephone communications)
                                                                       875,936
                                                               -----------------
SPAIN-1.8%
                   6,500   Melia Inversiones Americanas, N.V.(1)       202,660
                              (hotels)
                   2,500   Radiotronica SA(1)                          182,597
                                                               -----------------
                              (communications equipment)
                                                                       385,257
                                                               -----------------
TAIWAN (PEOPLE'S REPUBLIC
OF CHINA)-2.3%
                  17,000   Asustek Computer Inc.(1)                    149,600
                              (computer peripherals)
                  40,000   Compal Electronics Inc.(1)                  134,998
                              (computer peripherals)
                  21,000   Hon Hai Precision Industry(1)               113,916
                              (electrical & electronic
                              components)
                  40,000   Lee Chi Enterprises Co., Ltd.(1)             90,615
                                                               -----------------
                              (leisure)
                                                                       489,129
                                                               -----------------
THAILAND-3.7%
                  20,000   Advanced Info Service
                              Public Co. Limited(1)                    116,183
                              (wireless communications)
                 300,000   Cogeneration Public Co., Ltd. (The)(1)      232,365
                              (utilities)
                  32,000   Compass East Industry (Thailand)
                              Public Co. Limited                       185,892
                              (consumer products)
                 513,000   National Finance and Securities
                              Public Co., Ltd. Cl F(1)                 170,290
                              (financial services)
                  40,000   Siam Makro Public Co. Limited                82,988
                                                               -----------------
                              (retail-general merchandise)
                                                                       787,718
                                                               -----------------
TUNISIA-0.4%
                  10,000   Banque Internationale Arabe
                              Tunisie GDR(1)                            93,750
                                                               -----------------
                              (banking)
TURKEY(2)
                 568,800   Yapi ve Kredi Bankasi A.S.(1)                 6,930
                                                               -----------------
                              (banking)
TOTAL COMMON STOCKS,
RIGHTS & WARRANTS                                                   17,302,282
                                                               -----------------
   (Cost $15,326,365)

See Notes to Financial Statements


                                                   www.americancentury.com   29


Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1998

Shares                                                               Value
--------------------------------------------------------------------------------

PREFERRED STOCKS-13.2%

BRAZIL
               6,000,000   Banco do Estado de Sao
                              Paulo S.A.-Banespa                      $290,137
                              (banking)
                 530,000   Banco Itau S.A.                             295,547
                              (banking)
              10,070,000   Centrais Electricas
                              Brasileiras S.A. Cl B                    284,960
                              (utilities)
              18,000,000   Companhia Paranaense de
                              Energia-Copel                            173,034
                              (utilities)
              21,000,000   Embratel Participacoes S.A.(1)              340,824
                              (telephone communications)
               1,990,000   Petroleo Brasileiro S.A.                    283,221
                              (energy-production & marketing)
             165,000,000   Tele Celular Sul Participacoes S.A.(1)      370,787
                              (wireless communications)
              55,000,000   Tele Sudeste Celular
                              Participacoes S.A.(1)                    297,545
                              (wireless communications)
              19,000,000   Telesp Celular Participacoes S.A.(1)        196,088
                              (wireless communications)
               9,000,000   Telesp Participacoes S.A.(1)                252,434
                                                               -----------------
                              (telephone communications)
TOTAL PREFERRED STOCKS                                               2,784,577
                                                               -----------------
   (Cost $2,187,376)
                                                                    Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS-4.7%

    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 5.18%, dated 11/30/98,
       due 12/1/98 (Delivery value $1,000,144)                      $1,000,000
                                                               -----------------
   (Cost $1,000,000)

TOTAL INVESTMENT SECURITIES-100.0%                                 $21,086,859
                                                               =================
   (Cost $18,513,741)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
GDR = Global Depositary Receipt

(1) Non-income producing.

(2) Investments in country were less than 0.05% of the total investment securities.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30 1998, was $193,736, which represented 0.9% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* the percentage of total investments in each country

* a list of each investment

* the number of shares of each stock

* the market value of each investment

* the percent and dollar breakdown of each investment category

                                               See Notes to Financial Statements


30    1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                      INTERNATIONAL       INTERNATIONAL          EMERGING
                                                                          GROWTH            DISCOVERY            MARKETS
NOVEMBER 30, 1998
ASSETS
Investment securities, at value (identified cost of $2,047,292,330,
  $674,112,346 and $18,513,741, respectively) (Note 3) ............   $ 2,504,458,616    $   846,297,623    $    21,086,859
Foreign currency holdings, at value (identified cost
  of $502,754, $2,332,699, and $548,567, respectively) ............           502,294          2,330,832            546,827
Cash ..............................................................        12,397,306          1,838,321             36,251
Receivable for forward foreign currency exchange contracts ........         1,280,787            195,853               --
Receivable for investments sold ...................................        43,797,263         14,850,691            160,848
Dividends and interest receivable .................................         4,478,959          1,252,362             67,945
                                                                            ---------          ---------             ------

                                                                        2,566,915,225        866,765,682         21,898,730
                                                                        =============        ===========         ==========

LIABILITIES
Disbursements in excess of demand deposit cash ....................         9,385,319            599,522            179,131
Payable for forward foreign currency exchange contracts ...........           772,720            227,547               --
Payable for investments purchased .................................        40,213,301         19,757,176            520,721
Payable for capital shares redeemed ...............................        30,536,974          2,616,245             40,694
Accrued management fees (Note 2) ..................................         2,637,007          1,083,817             34,040
Distribution fees payable (Note 2) ................................             4,248                  2               --
Service fees payable (Note 2) .....................................             4,248                  2               --
Accrued directors' fees and expenses ..............................             2,505                824                 21
                                                                            ---------          ---------             ------
                                                                           83,556,322         24,285,135            774,607
                                                                           ----------         ----------            -------

Net Assets ........................................................   $ 2,483,358,903    $   842,480,547    $    21,124,123
                                                                      ===============    ===============    ===============

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ...........................   $ 2,026,539,731    $   677,027,718    $    25,742,334
Undistributed net investment income (loss) ........................         4,639,770           (142,872)           (41,813)
Accumulated undistributed net realized loss from investments
  and foreign currency transactions ...............................        (5,542,639)        (6,639,430)        (7,150,338)
Net unrealized appreciation on investments and translation
  of assets and liabilities in foreign currencies (Note 3) ........       457,722,041        172,235,131          2,573,940
                                                        -                 -----------        -----------          ---------

                                                                      $ 2,483,358,903    $   842,480,547    $    21,124,123
                                                                      ===============    ===============    ===============

Investor Class, $0.01 Par Value
Net assets ........................................................   $ 2,448,162,288    $   781,551,408    $    21,124,123
Shares outstanding ................................................       264,564,244         84,567,310          6,049,600
Net asset value per share .........................................   $          9.25    $          9.24    $          3.49

Advisor Class, $0.01 Par Value
Net assets ........................................................   $    21,634,702    $        10,708                N/A
Shares outstanding ................................................         2,341,926              1,162                N/A
Net asset value per share .........................................   $          9.24    $          9.22                N/A

Institutional Class, $0.01 Par Value
Net assets ........................................................   $    13,561,913    $    60,918,431                N/A
Shares outstanding ................................................         1,462,182          6,589,252                N/A
Net asset value per share .........................................   $          9.28    $          9.25                N/A

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the Fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                   www.americancentury.com   31


Statements of Operations
--------------------------------------------------------------------------------

                                                                                    INTERNATIONAL    INTERNATIONAL      EMERGING
                                                                                       GROWTH          DISCOVERY        MARKETS
YEAR ENDED NOVEMBER 30, 1998
INVESTMENT INCOME (LOSS)
Income:
Dividends (net of foreign taxes withheld of
  $4,348,895, $1,030,663, and $39,665, respectively) ...........................   $  31,719,553    $   8,311,152    $     377,984
Interest .......................................................................       5,252,502        1,729,438            2,972
                                                                                       ---------        ---------            -----
                                                                                      36,972,055       10,040,590          380,956
                                                                                      ----------       ----------          -------

Expenses (Note 2):
Management fees ................................................................      29,603,086       12,770,008          387,349
Distribution fees -- Advisor Class .............................................          36,305               16             --
Service fees -- Advisor Class ..................................................          36,305               16             --
Directors' fees and expenses ...................................................          21,283            7,414              182
                                                                                      ----------       ----------          -------
                                                                                      29,696,979       12,777,454          387,531
                                                                                      ----------       ----------          -------
Net investment income (loss) ...................................................       7,275,076       (2,736,864)          (6,575)
                                                                                      ----------       ----------          -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investments ....................................................................      16,889,199        1,070,566       (5,353,154)
Foreign currency transactions ..................................................      (6,972,706)      (4,527,226)      (1,145,696)
                                                                                      ----------       ----------          -------
                                                                                       9,916,493       (3,456,660)      (6,498,850)
                                                                                      ----------       ----------          -------
Change in net unrealized appreciation (depreciation) on:
Investments ....................................................................     260,593,326       65,047,554        3,306,542
Translation of assets and liabilities in foreign currencies ....................      28,512,312       12,084,204          266,088
                                                                                      ----------       ----------          -------
                                                                                     289,105,638       77,131,758        3,572,630
                                                                                     -----------       ----------        ---------

Net realized and unrealized gain(loss)
on investments and foreign currency ............................................     299,022,131       73,675,098       (2,926,220)
                                                                                     -----------       ----------       ----------

Net Increase (Decrease) in Net Assets Resulting from Operations ................   $ 306,297,207    $  70,938,234    $  (2,932,795)
                                                                                   =============    =============    =============


--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:
* income earned from investments (dividend and interest)
* management fees and other expenses
* gains or losses from selling investments (known as realized gains or losses)
* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                        See Notes to Financial Statements


32    1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED NOVEMBER 30, 1998 AND NOVEMBER 30, 1997 Increase in Net Assets
                                               INTERNATIONAL                  INTERNATIONAL                     EMERGING
                                                  GROWTH                        DISCOVERY                        MARKETS
                                           1998            1997          1998              1997            1998         1997(1)
OPERATIONS
Net investment income (loss) ...... $     7,275,076  $       468,044  $  (2,736,864) $  (2,060,141) $     (6,575) $    (12,297)
Net realized gain (loss)
   on investments and
  foreign currency transactions ...       9,916,493      229,010,260     (3,456,660)    32,550,517    (6,498,850)     (758,197)
Change in net unrealized
   appreciation (depreciation)
   on investments and translation
   of assets and liabilities
  in foreign currencies ...........     289,105,638       18,520,872     77,131,758     47,358,619     3,572,630      (998,690)
                                        -----------       ----------     ----------     ----------     ---------      --------
Net increase (decrease) in net
assets
  resulting from operations .......     306,297,207      247,999,176     70,938,234     77,848,995    (2,932,795)   (1,769,184)
                                        -----------       ----------     ----------     ----------     ---------      --------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ..................      (5,227,590)          (5,636)    (1,491,376)      (862,734)         --            --
  Advisor Class ...................          (5,388)            --             --             --            --            --
  Institutional Class .............         (57,980)            --             --             --            --            --

From net realized gains on
investment

transactions:

  Investor Class ..................    (237,083,658)    (140,384,782)   (33,708,327)   (16,063,439)         --            --
  Advisor Class ...................      (1,325,086)        (405,850)          --             --            --            --
  Institutional Class .............      (2,488,279)            --             --             --            --            --
                                        -----------       ----------     ----------     ----------     ---------      --------

Decrease in net assets
   from distributions .............    (246,187,981)    (140,796,268)   (35,199,703)   (16,926,173)         --            --
                                        -----------       ----------     ----------     ----------     ---------      --------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from
  capital share transactions ......     666,675,328      302,960,946    180,415,416    188,275,387    12,227,403    13,598,699
                                        -----------      -----------    -----------    -----------    ----------    ----------

Net increase in net assets ........     726,784,554      410,163,854    216,153,947    249,198,209     9,294,608    11,829,515

NET ASSETS
Beginning of period ...............   1,756,574,349    1,346,410,495    626,326,600    377,128,391    11,829,515          --
                                      -------------    -------------    -----------    -----------    ----------

End of period ..................... $ 2,483,358,903  $ 1,756,574,349  $ 842,480,547  $ 626,326,600  $ 21,124,123  $ 11,829,515
                                    ===============  ===============  =============  =============  ============  ============
Undistributed net
   investment income (loss) ....... $     4,639,770  $     5,233,208  $    (142,872) $   1,404,025  $    (41,813)         --
                                    ===============  ===============  =============  =============  ============  ============


(1) September 30, 1997 (inception) through November 30, 1997.

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

*  capital  share  transactions--shareholders'   purchases,  reinvestments,  and
redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                   www.americancentury.com   33


Notes to Financial Statements
--------------------------------------------------------------------------------


NOVEMBER 30, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century World Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Three series of funds are currently issued as American Century - Twentieth Century International Growth Fund (International Growth), American Century - Twentieth Century International Discovery Fund (International Discovery), and American Century - Twentieth Century Emerging Markets Fund (Emerging Markets) (the Funds). The Funds' investment objective is to seek capital growth by investing primarily in equity securities. International Growth seeks to achieve its investment objective by investing in securities of issuers in developed markets. International Discovery seeks to achieve its investment objective by investing in issuers having comparatively smaller market capitalizations. Emerging Markets seeks to achieve its investment objective by investing in issuers in emerging market countries. Each Fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class and Institutional Class for International Discovery commenced on April 28, 1998 and January 2, 1998, respectively. Sale of the Advisor Class and Institutional Class for Emerging Markets had not commenced as of November 30, 1998. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of investment securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of investment securities and other assets and liabilities resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor,


34    1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1998

     American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities, purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Funds under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Funds to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.


     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     On December 18, 1998, International Growth and International Discovery declared and paid a distribution to shareholders of record on that date. The distributions from net investment income in International Growth were $0.0166, $0.0045, and $0.0374 for the Investor, Advisor, and Institutional Classes, respectively. The distribution from net realized gain on investments was $0.1445 for all classes of International Growth. The distribution from net realized gain on investments was $0.0343 for all classes of International Discovery.

     At November 30, 1998, Emerging Markets had accumulated net realized capital loss carryovers for federal income tax purposes of $6,440,968 (expiring in 2005 through 2006) which may be used to offset future taxable gains.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into Management Agreements with ACIM that provide each Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreements provide that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's average daily closing net assets during the previous month.

   The annual management fee for each class of International Growth is as follows:

                          INVESTOR            ADVISOR           INSTITUTIONAL
                           CLASS               CLASS               CLASS
AVERAGE NET ASSETS
First $1 billion ......... 1.50%               1.25%               1.30%
Of the next $1 billion ... 1.20%               0.95%               1.00%
Over $2 billion .......... 1.10%               0.85%               0.90%


                                                   www.americancentury.com   35


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1998

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

  The annual management fee for each class of International Discovery is as follows:


                          INVESTOR            ADVISOR           INSTITUTIONAL
                           CLASS               CLASS               CLASS
AVERAGE NET ASSETS
First $500 million ........1.75%               1.50%               1.55%
Of the next $500 million ..1.40%               1.15%               1.20%
Over $1 billion ...........1.20%               0.95%               1.00%

  The annual management fee for the Investor Class of Emerging Markets is as follows:


                                                                  INVESTOR
                                                                   CLASS
AVERAGE NET ASSETS
First $500 million ............................................... 2.00%
Of the next $500 million ......................................... 1.50%
Over $1 billion .................................................. 1.25%

     The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan during the period ended November 30, 1998, were $72,610 and $32 for International Growth and International Discovery, respectively.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the year ended November 30, 1998, were as follows:


                        INNTERNATIONAL       INTERNATIONAL         EMERGING
                           GROWTH              DISCOVERY            MARKETS
Purchases ............. $4,551,667,777     $1,455,608,255         $59,539,153
Proceeds From Sales ... $4,085,523,801     $1,347,982,400         $48,501,068


36   1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1998

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS (CONTINUED)

  On  November  30,  1998,  the  composition  of  unrealized   appreciation  and
depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:


                              INTERNATIONAL       INTERNATIONAL      EMERGING
                                 GROWTH             DISCOVERY        MARKETS

Appreciation ............    $   439,783,099     $ 183,149,040     $  3,215,300
Depreciation ............        (26,886,261)      (20,677,685)      (1,351,553)
                                 -----------       -----------       ----------
Net .....................    $   412,896,838     $ 162,471,355     $  1,863,747
                             ===============     =============     ============

Federal Tax Cost ........    $ 2,091,561,778     $ 683,826,268     $ 19,223,112
                             ===============     =============     ============


--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the Funds were as follows:


                                               INTERNATIONAL                  INTERNATIONAL                     EMERGING
                                                  GROWTH                        DISCOVERY                        MARKETS
                                          SHARES          AMOUNT        SHARES            AMOUNT          SHARES        AMOUNT
INVESTOR CLASS
Authorized shares .................  400,000,000                       220,000,000                    50,000,000
                                     ===========                       ===========                    ==========

Year ended November 30, 1998
Sold ..............................   338,695,442  $3,150,048,946       39,468,455    $378,281,301     11,437,641       $43,805,177
Issued in reinvestment of
   distributions ..................    29,659,031     237,081,794        4,246,933      33,877,525             --              --
Redeemed ..........................  (291,295,313) (2,728,685,938)     (32,494,579)   (295,297,992)    (8,239,183)      (31,577,774)
                                     ------------  --------------      -----------    ------------     ----------       -----------

Net increase ......................    77,059,160    $658,444,802       11,220,809    $116,860,834      3,198,458       $12,227,403
                                       ==========    ============       ==========    ============      =========       ===========


Year ended November 30, 1997(1)
Sold ..............................   139,809,145  $1,274,757,814      39,820,482     $327,139,130      3,580,134       $16,726,066
Issued in reinvestment
   of distributions ...............    17,809,533     137,887,292       2,369,407       16,757,464             --             --

Redeemed ..........................  (123,985,637) (1,133,838,821)    (18,446,269)    (155,621,207)      (728,992)       (3,127,367)
                                     ------------  --------------     -----------     ------------       --------        ----------


Net increase ......................    33,633,041  $  278,806,285      23,743,620     $188,275,387      2,851,142       $13,598,699
                                       ==========  ==============      ==========     ============      =========       ===========


ADVISOR CLASS
Authorized shares .................    50,000,000                      10,000,000
                                       ==========                      ==========
Year ended November 30, 1998(2)
Sold ..............................     1,970,051     $18,561,418           1,162       $11,728
Issued in reinvestment
   of distributions ...............       166,517       1,330,469              --         6
Redeemed ..........................      (785,223)     (7,325,105)            --          --
                                       ----------      ----------      ----------      ----------
Net increase ......................     1,351,345     $12,566,782           1,162       $11,734
                                       ==========  ==============      ==========     ============
Year ended November 30, 1997
Sold ..............................     1,008,880     $9,379,963
Issued in reinvestment
   of distributions ...............        52,435      405,850
Redeemed ..........................      (506,709)     (4,696,551)
                                         --------      ----------
Net increase ......................       554,606      $5,089,262
                                          =======      ==========


                                                   www.americancentury.com   37


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1998

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

  Transactions in shares of the Funds were as follows:

                                               INTERNATIONAL                  INTERNATIONAL                     EMERGING
                                                  GROWTH                        DISCOVERY                        MARKETS
                                          SHARES          AMOUNT        SHARES            AMOUNT          SHARES        AMOUNT
INSTITUTIONAL CLASS

Authorized shares ...................  50,000,000                       25,000,000
                                       ==========                       ==========
Year ended November 30, 1998(3)
Sold ................................   4,437,498     $42,547,908        8,496,060   $81,509,088
Issued in reinvestment
   of distributions .................     318,681       2,546,259               --            --
Redeemed ............................  (5,337,650)    (49,430,423)      (1,906,808)  (17,966,240)
                                       ----------     -----------       ----------   -----------

Net increase (decrease) .............    (581,471)    $(4,336,256)       6,589,252   $63,542,848
                                         ========     ===========        =========   ===========

Period ended November 30, 1997(4)
Sold ................................   2,043,653    $19,065,399
                                        =========    ===========

(1) September  30, 1997  (inception)  through  November  30,  1997 for  Emerging
    Markets.

(2) April 28, 1998 (commencement of sale) through November 30, 1998 for International Discovery.

(3) January 2, 1998 (commencement of sale) through November 30, 1998 for International Discovery.

(4) November 20, 1997 (commencement of sale) through November 30, 1997.

--------------------------------------------------------------------------------
5. AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the year ended November 30, 1998, follows:

                              SHARE BALANCE   PURCHASE        SALES       REALIZED      DIVIDEND
FUND/ISSUER                   NOV. 30, 1997     COST          COST          GAIN         INCOME     SHARE BALANCE  MARKET VALUE

INTERNATIONAL DISCOVERY
Oshap Technologies, Ltd. .....   610,000      $323,421     $3,822,191     $272,206          --              --              --

PubliGroupe S.A. .............        --     9,146,323             --           --      $80,069         19,590      $5,559,438

Tieto Corp. Cl B(1) ..........   110,000            --      5,621,423    4,585,052      165,429        220,160(2)    7,991,832
                                             ---------      ---------    ---------      -------                      ---------

                                            $9,469,744     $9,443,614   $4,857,258     $245,498                    $13,551,270
                                            ==========     ==========   ==========     ========                    ===========

(1) Formerly known as TT Tieto OY.

(2) Includes adjustments for shares received from a stock split and/or stock spinoff during the period.

--------------------------------------------------------------------------------
6. BANK LOANS

  Effective December 18, 1998, the Funds, along with certain other funds managed by ACIM, have entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%.


38   1-800-345-2021


International Growth--Financial Highlights
--------------------------------------------------------------------------------
                                                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
                                                                        Investor Class

                                                  1998             1997              1996               1995            1994
PER-SHARE DATA

Net Asset Value, Beginning of Year ...  $        9.22      $        8.73       $        7.51       $        7.47    $        7.34
                                        -------------      -------------       -------------       -------------    -------------

Income From Investment Operations
  Net Investment Income (Loss) .......           0.03(1)            --                 (0.01)(1)            0.01            (0.04)
  Net Realized and Unrealized Gain
  on Investment Transactions .........           1.31               1.41                1.24                0.40             0.57
                                        -------------      -------------       -------------       -------------    -------------
  Total From Investment Operations ...           1.34               1.41                1.23                0.41             0.53
                                        -------------      -------------       -------------       -------------    -------------
Distributions
  From Net Investment Income .........          (0.03)              --                 (0.01)               --               --
  From Net Realized Gains
    on Investment Transactions .......          (1.28)             (0.92)               --                 (0.37)           (0.40)
                                        -------------      -------------       -------------       -------------    -------------
  Total Distributions ................          (1.31)             (0.92)              (0.01)              (0.37)           (0.40)
                                        -------------      -------------       -------------       -------------    -------------
Net Asset Value, End of Year .........  $        9.25      $        9.22       $        8.73       $        7.51    $        7.47
                                        =============      =============       =============       =============    =============

  Total Return(2) ....................          16.74%             18.12%              16.35%               5.93%            7.28%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets .............           1.33%              1.38%(3)            1.65%(3)            1.77%            1.84%
Ratio of Net
Investment
Income (Loss) to Average
   Net Assets ........................           0.33%              0.04%              (0.07)%              0.25%           (0.53)%
Portfolio Turnover Rate ..............            190%               163%                158%                169%             242%
Net Assets, End of Year (in thousands)  $   2,448,162      $   1,728,617       $   1,342,608       $   1,210,442    $   1,316,642

(1) Computed using average shares outstanding throughout the period.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

(3) American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.56% and 1.76% for the years ended November 30, 1997 and November 30, 1996, respectively.

--------------------------------------------------------------------------------
UNDERSTANDNG THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:
* share price at the beginning of the period
* investment income and capital gains or losses
* income and capital gains distributions paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                   www.americancentury.com   39


International Growth--Financial Highlights
--------------------------------------------------------------------------------

           FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
                                                         Advisor Class
                                             1998           1997          1996(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ... $     9.20     $     8.72    $     8.41
                                         ----------     ----------    ----------

Income From Investment Operations
  Net Investment Loss ..................       --            (0.03)        (0.01)(2)
  Net Realized and Unrealized Gain
     on Investment Transactions ........       1.33           1.43          0.32
                                         ----------     ----------    ----------
  Total From Investment Operations .....       1.33           1.40          0.31
                                         ----------     ----------    ----------
Distributions
  From Net Investment Income ...........      (0.01)          --            --
  From Net Realized Gains on
     Investment Transactions ...........      (1.28)         (0.92)         --
                                         ----------     ----------    ----------
  Total Distributions ..................      (1.29)         (0.92)         --
                                         ----------     ----------    ----------
Net Asset Value, End of Period ......... $     9.24     $     9.20    $     8.72
                                         ==========     ==========    ==========

Total Return(3) ........................      16.58%         17.97%         3.69%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets ...............       1.58%          1.63%         1.67%(4)
Ratio of Net Investment Income
   (Loss) to Average Net Assets ........       0.08%         (0.21)%  (0.76)%(4)
Portfolio Turnover Rate ................        190%           163%          158%
Net Assets, End of Period (in thousands) $   21,635     $    9,111    $    3,803

(1) October 2, 1996 (commencement of sale) through November 30, 1996.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

                                               See Notes to Financial Statements


40   1-800-345-2021


International Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
                              Institutional Class
                                                      1998          1997(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ..............  $9.22          $9.26
                                                     -----          -----
Income From Investment
Operations
  Net Investment Income ...........................  0.05(2)           --
  Net Realized and Unrealized Loss
     on Investment Transactions ...................   1.32         (0.04)
                                                     -----          -----
  Total From Investment Operations ................   1.37         (0.04)
                                                     -----          -----
Distributions
  From Net Investment Income ......................  (0.03)            --
  From Net Realized Gains on
      Investment Transactions .....................  (1.28)            --
                                                     -----          -----
  Total Distributions .............................  (1.31)            --
                                                     -----          -----
Net Asset Value, End of Period ....................  $9.28          $9.22
                                                     =====          =====

  Total Return(3) .................................  17.14%       (0.43)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets ..........................  1.13%         1.18%(4)
Ratio of Net Investment Income (Loss)
   to Average Net Assets ..........................  0.53%       (0.53)%(4)
Portfolio Turnover Rate ...........................   190%          163%
Net Assets, End of Period (in thousands) .......... $13,562        $18,846

(1) November 20, 1997 (commencement of sale) through November 30, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


                                                   www.americancentury.com   41


International Discovery--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                Investor Class

                                                        1998              1997              1996             1995          1994(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ............$      8.54      $      7.60      $      5.70        $      5.39    $      5.00
                                                 -----------      -----------      -----------        -----------    -----------
Income From Investment Operations
  Net Investment Income (Loss) ..................      (0.03)(2)        (0.03)           (0.02)(2)           0.03          (0.02)
  Net Realized and Unrealized Gain on
     Investment Transactions ....................       1.22             1.31             1.95               0.28           0.41
                                                 -----------      -----------      -----------        -----------    -----------
  Total From Investment Operations ..............       1.19             1.28             1.93               0.31           0.39
                                                 -----------      -----------      -----------        -----------    -----------
Distributions
  From Net Investment Income ....................      (0.02)           (0.02)           (0.01)              --             --
  In Excess of Net Investment Income ............       --               --              (0.02)              --             --
  From Net Realized Gains
     on Investment Transactions .................      (0.47)           (0.32)
                                                 -----------      -----------      -----------        -----------    -----------
  Total Distributions ...........................      (0.49)           (0.34)           (0.03)              --             --
                                                 -----------      -----------      -----------        -----------    -----------
Net Asset Value, End of Period ..................$      9.24      $      8.54      $      7.60        $      5.70    $      5.39
                                                 ===========      ===========      ===========        ===========    ===========

  Total Return(3) ...............................      14.79%           17.76%           34.06%              5.75%          7.80%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets ........................       1.64%            1.70%(4)         1.88%(4)           2.00%          2.00%(5)
Ratio of Net Investment
   Income (Loss) to Average Net Assets ..........      (0.36)%          (0.37)%          (0.31)%             0.27%    (0.48)%(5)
Portfolio Turnover Rate .........................        178%             146%             130%               168%            56%
Net Assets, End of Period (in thousands)         $   781,551      $   626,327      $   377,128        $   114,579    $   111,202

(1) April 1, 1994 (inception) through November 30, 1994.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.87% and 1.99% for the years ended November 30, 1997 and November 30, 1996, respectively.

(5) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDNG THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:
* share price at the beginning of the period
* investment income and capital gains or losses
* income and capital gains distributions paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


42    1-800-345-2021


International Discovery--Financial Highlights
--------------------------------------------------------------------------------

          FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED NOVEMBER 30, 1998

                                                                  Advisor Class
                                                                     1998(1)


PER-SHARE DATA
Net Asset Value, Beginning of Period ...........................    $ 10.10
                                                                    -------
Income From Investment Operations
  Net Investment Income(2) .....................................      (0.02)
  Net Realized and Unrealized Loss on Investment Transactions ..      (0.86)
                                                                    -------
  Total From Investment Operations .............................      (0.88)
                                                                    -------
Net Asset Value, End of Period .................................    $  9.22
                                                                    =======
  Total Return(3) ..............................................      (8.71)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ..............       1.89%(4)
Ratio of Net Investment Loss to Average Net Assets .............    (0.60)%(4)
Portfolio Turnover Rate ........................................        178%
Net Assets, End of Period ......................................    $10,708

(1)  April 28, 1998 (commencement of sale) through November 30, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


                                                   www.americancentury.com   43


International Discovery--Financial Highlights
--------------------------------------------------------------------------------

           FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED NOVEMBER 30, 1998
                                                             Institutional Class
                                                                    1998(1)


PER-SHARE DATA
Net Asset Value, Beginning of Period ..........................   $     8.18
                                                                  ----------
Income From Investment Operations
  Net Realized and Unrealized Gain on Investment Transactions .         1.07
                                                                  ----------
  Total From Investment Operations ............................         1.07
                                                                  ----------
Net Asset Value, End of Period ................................   $     9.25
                                                                  ==========
  Total Return(2) .............................................        13.08%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .............         1.44%(3)
Ratio of Net Investment Income to Average Net Assets ..........         0.00%(3)
Portfolio Turnover Rate .......................................          178%
Net Assets, End of Period (in thousands) ......................   $   60,918

(1) January 2, 1998 (commencement of sale) through November 30, 1998.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

                                               See Notes to Financial Statements


44   1-800-345-2021


Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
                                                           Investor Class
                                                        1998         1997(1)


PER-SHARE DATA
Net Asset Value, Beginning of Period ............. $     4.15     $     5.00
                                                   ----------     ----------
Income From Investment Operations
  Net Investment Loss(2) .........................       --            (0.01)
  Net Realized and Unrealized Loss
     on Investment Transactions ..................      (0.66)         (0.84)
                                                   ----------     ----------
  Total From Investment Operations ...............      (0.66)         (0.85)
                                                   ----------     ----------
Net Asset Value, End of Period ................... $     3.49     $     4.15
                                                   ==========     ==========

  Total Return(3) ................................     (15.90)%       (17.00)%


RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets        2.00%          2.00%(4)
Ratio of Net Investment Loss to Average Net Assets      (0.03)%   (0.74)%(4)
Portfolio Turnover Rate ..........................        270%            36%
Net Assets, End of Period (in thousands) ......... $   21,124     $   11,830

(1) September 30, 1997 (inception) through November 30, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDNG THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:
* share price at the beginning of the period
* investment income and capital gains or losses
* income and capital gains distributions paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                   www.americancentury.com   45


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century - Twentieth Century International Growth Fund, American Century - Twentieth Century International Discovery Fund and American Century - Twentieth Century Emerging Markets Fund (the "Funds"), comprising American Century World Mutual Funds, Inc., as of November 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of American Century Twentieth Century International Growth Fund, American Century - Twentieth Century International Discovery Fund and American Century - Twentieth Century Emerging Markets Fund as of November 30, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
January 19, 1999


46   1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Three classes of shares are authorized for sale by the funds: INVESTOR CLASS, ADVISOR CLASS, and INSTITUTIONAL CLASS. INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

     INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

     The Advisor and Institutional Classes of shares for Emerging Markets had not commenced as of November 30, 1998.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                   www.americancentury.com   47


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The  Twentieth  Century  Group  offers 11 equity  funds that  invest in the stocks of growing companies, both domestically and internationally, using a growth investment strategy developed by American Century. This philosophy focuses on three important principles. Ideally, we seek to own companies whose earnings and revenues are not only growing, but growing at a successfully faster, or accelerating pace. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star" manager. We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies

     INTERNATIONAL GROWTH invests primarily in the equity securities of foreign companies. These companies will be located primarily in developed countries.

     INTERNATIONAL DISCOVERY invests primarily in the equity securities of smaller foreign companies. Smaller foreign companies are considered to be those that have at the time of investment a market capitalization of less than the U.S. $1.5 billion or less than U.S. $500 million in freely tradable securities. The fund may experience greater share price fluctuation and short-term risk than International Growth.

     EMERGING MARKETS invests primarily in the equity securities of companies in emerging market countries. The companies may be located or principally traded in emerging market countries, and also may derive a significant portion of their business from emerging market countries. This fund may experience greater share price fluctuation and short-term risk than either International Growth or International Discovery.

     International investing involves special risks, including political instability and economic risk. Investing in emerging markets may accentuate these risks. Historically, share prices of small companies have been more volatile than those of large companies.


HOW CURRENCY RETURNS AFFECT  FUND PERFORMANCE

     For U.S. investors, the total return from international stocks includes the effects of currency fluctuations--the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into U.S. dollars.

     Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. As a result, the value of your investment could change based solely upon changes in the exchange rates between foreign currencies and the U.S. dollar. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. (The weakened foreign currency buys fewer dollars.) Conversely, the dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulations, currency devaluations and political developments.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE(reg.tm)), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices, MSCI EUROPE and MSCI FAR EAST, which measure stock performance in 14 European countries and four Asian countries, respectively.

     The MORGAN STANLEY EMERGING MARKETS FREE INDEX (EMF(reg.tm)) represents the performance of stocks in 26 emerging market countries in Europe, Latin America and the Pacific Basin.

[left margin]

PORTFOLIO MANAGERS

INTERNATIONAL GROWTH
     HENRIK STRABO
     MARK KOPINSKI

INTERNATIONAL DISCOVERY
     HENRIK STRABO
     MARK KOPINSKI
     BRIAN BRADY

EMERGING MARKETS
     MARK KOPINSKI
     MIKE DONNELLY, CFA


48   1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 39-45.

INVESTMENT TERMS

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

TYPES OF STOCKS

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staples companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.


                                                   www.americancentury.com   49


Notes
--------------------------------------------------------------------------------


50   1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                    www.americancentury.com  51


Notes
--------------------------------------------------------------------------------


52   1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)

TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT

Short-Term Treasury
Short-Term Government
GNMA
Intermediate-Term Treasury
Long-Term Treasury
Inflation-Adjusted Treasury
Target Maturities Trust: 2000
Target Maturities Trust: 2005
Target Maturities Trust: 2010
Target Maturities Trust: 2015
Target Maturities Trust: 2020
Target Maturities Trust: 2025

CORPORATE & DIVERSIFIED
Limited-Term Bond
Intermediate-Term Bond
Bond
Premium Bond
High-Yield Bond

INTERNATIONAL
International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
Limited-Term Tax-Free
Intermediate-Term Tax-Free
Long-Term Tax-Free
High-Yield Municipal

SINGLE-STATE
Arizona Intermediate-Term Municipal
California High-Yield Municipal
California Insured Tax-Free
California Intermediate-Term Tax-Free
California Limited-Term Tax-Free
California Long-Term Tax-Free
Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
Capital Preservation
Government Agency Money Market
Premium Capital Reserve
Premium Government Reserve
Prime Money Market

TAX-FREE & MUNICIPAL
California Municipal Money Market
California Tax-Free Money Market
Florida Municipal Money Market
Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP

ASSET ALLOCATION
Strategic Allocation: Conservative
Strategic Allocation: Moderate
Strategic Allocation: Aggressive

BALANCED
Balanced

CONSERVATIVE EQUITY
Income and Growth
Equity Income
Value
Equity Growth

SPECIALTY
Utilities
Real Estate
Global Natural Resources
Global Gold

SMALL CAP
Small Cap Quantitative
Small Cap Value


TWENTIETH CENTURY GROUP

GROWTH
Select
Heritage
Growth
Ultra

AGGRESSIVE GROWTH
Vista
Giftrust
New Opportunities

INTERNATIONAL GROWTH
International Growth
International Discovery
Emerging Markets

GLOBAL
Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1999 AMERICAN CENTURY SERVICES CORPORATION


[back cover]

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200
www.americancentury.com

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                                                                   COMPANIES

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SH-BKT-14765                      (c)1999 American Century Services Corporation